                          ANNUAL REPORT / JULY 31 2000

                               AIM HIGH YIELD FUND

                                 [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                [ COVER IMAGE ]

                      -------------------------------------

                             WHEAT FIELD WITH A LARK

                               BY VINCENT VAN GOGH

              GOOD TIMES ARE COMMONLY REPRESENTED BY A WHEAT SHEAF,

            CONNOTING NATURE'S BOUNTY AND THE HARVEST THAT IS REAPED

             AFTER ARDUOUS LABOR. ALTHOUGH HARDSHIP MAY BE INCURRED

           ALONG THE WAY, THE DISCIPLINED INVESTOR KNOWS THAT IN THE

                LONG TERM, PERSEVERANCE SHOULD RESULT IN REWARD.

                      -------------------------------------


AIM High Yield Fund is for shareholders who seek a high level of current income. The fund invests in a portfolio consisting primarily of high-yielding, lower-rated bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THE REPORT:

o AIM High Yield Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and annualized.
o Since our last report to you, the fund's fiscal year end was changed from December 31 to July 31. Certain information in the financial pages of this report and information concerning fund distributions are for the period 12/31/99-7/31/00. The portfolio managers' discussion and the performance information presented are for the period 7/31/99-7/31/00.
o For the seven-month period ended 7/31/00, the fund paid distributions of $0.51 per Class A share and $0.4695 per Class B and Class C share.
o The fund's cumulative returns are at net asset value for the seven-month period ended 7/31/00 were as follows: Class A shares, -7.01%, Class B shares, -7.49%; Class C shares, -7.51%.
o Government securities (such as U.S. Treasury bills, notes and bonds) offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value will vary with market conditions.
o The fund invests in higher-yielding, lower-rated corporate bonds, commonly known as junk bonds, which have a greater risk of price fluctuation and loss of principal than do U.S. government securities (such as U.S. Treasury bills, notes and bonds), for which the government guarantees the repayment of principal and interest if held to maturity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman High Yield Bond Index, which represents the performance of non-investment-grade debt securities, is compiled by Lehman Brothers, a well-known global investment firm.
o The unmanaged Lipper High Current Yield Fund Index represents an average of the performance of the 30 largest high-yield funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                              AIM HIGH YIELD FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    When we started AIM in 1976, we had only a table, two chairs
   [PHOTO OF        and a telephone. At the time, Bob Graham, Gary Crum and I
   Charles T.       had the idea of creating a mutual fund company that put
     Bauer,         people first. Our slogan, "people are the product," means
   Chairman of      that people-our employees and our investors-are our
   the Board of     company.
     THE FUND           Almost a quarter-century later, we've grown to more
   APPEARS HERE]    than eight million investors, with $176 billion in assets
                    under management. Over that time, the industry as a whole
    [PHOTO OF       has grown from $51 billion in assets to more than $7
     Robert H.      trillion today. I never dreamed we would see such phenomenal
      Graham        growth. You are the main reason for our success, and I want
   APPEARS HERE]    you to know how much I appreciate your loyalty and trust
                    over the past 24 years.
                        Usually in this letter I review market activity during
                    the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,500 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past year and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.




                              AIM HIGH YIELD FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



HIGH-YIELD MARKET CONTINUES TO STRUGGLE AS DEMAND INCREASES

THE LAST YEAR HAS BEEN CHALLENGING FOR CORPORATE BONDS. HOW DID AIM HIGH YIELD FUND PERFORM?
Stock-market volatility, rising interest rates and large cash outflows from high-yield mutual funds weighed heavily on the high-yield bond sector. AIM High Yield Fund was not immune to this trend. The fund posted returns of -7.49% for Class A shares, -8.09% for Class B shares and -8.22% for Class C shares for the year ended July 31, 2000. These returns are computed at net asset value, that is, without sales charges.
    While the high-yield market struggled through much of the reporting period, the fund's annual return belies an improving high-yield picture. For instance, for the month of June, the fund posted returns of 1.33% for Class A shares, 1.38% for Class B shares and 1.25% for Class C shares.
    And despite difficult market conditions, the fund continued to provide extremely attractive current income. As of July 31, 2000, the fund's 30-day SEC yield was 12.15% for Class A shares and 11.97% for Class B and Class C shares. By comparison, the yield on the 30-year U.S. Treasury bond was 5.79%.

WHAT CONDITIONS INFLUENCED FIXED-INCOME MARKETS DURING THE LAST YEAR? Throughout much of the last year, a tight labor market, signs of rising inflation and persistently robust economic growth applied downward pressure on bond prices in many fixed-income sectors. These economic conditions led the Federal Reserve Board (the Fed) to raise interest rates six times since last summer. The last three rate hikes came after the new year with two 25-basis-point increases (a basis point is one one-hundredth of a percentage point) in the first quarter, followed by a 50-basis-point increase in May-the largest in more than five years. Market observers, however, blew a collective sigh of relief when the Fed, seeing signs that the economy was slowing, decided not to raise interest rates again in June, and perhaps not in the foreseeable future.

HOW DID FIXED-INCOME MARKETS REACT TO THESE CONDITIONS?
1999 proved one of the worst calendar years for bonds since 1994. A variety of economic conditions coupled with a strong equity market kept investors in stocks and largely out of fixed-income investments for most of 1999. The new year, however, brought some investor interest back to fixed-income securities. Stock-market sell-offs and increased market volatility led some to the safer fixed-income sectors.
    The 30-year Treasury bond in particular has had a stellar year thus far, providing one of the strongest total returns of any security. Beyond investor flight from a volatile stock market, the government bond market was buoyed by a unique situation. In January, the Treasury announced its intention to buy back $30 billion in Treasury securities and perhaps to cease issuing 30-year Treasury bonds in the not-too-distant future. This (among other factors) literally turned the Treasury market upside-down, or in bond parlance, inverted the Treasury yield curve. The curve-a graph of Treasury security yields from three months to 30 years-under normal conditions slopes upward, with short-term yields lower than longer-term yields. With an inverted curve, however, short-term Treasuries actually yield more than longer-term ones.
    While the Treasury market rallied, corporate bonds struggled at the beginning of the year but returned to life near the end of the reporting period. In June and July, the corporate bond sector recorded some of the best returns of any fixed-income sector.

HOW DID HIGH-YIELD BONDS FARE IN THIS DIFFICULT MARKET?
Although the high-yield market posted some of the best annual returns of any fixed-income sector in 1999, those gains haven't translated into investor confidence. Until about June of this year, the high-yield sector has suffered from what could be considered a difficult technical situation-more cash outflows than inflows, poor liquidity and rising default rates. In fact, cash outflows from high-yield mutual funds thus far this year have been higher than all cash inflows into high-yield funds for all of 1999. Fortunately, a reversal of this trend began in June, as cash inflows started averaging $145 million per week.


FUND PROVIDES
ATTRACTIVE INCOME

30-day SEC yield as of 7/31/00
===============================================================================
CLASS A SHARES                     12.15%

CLASS B SHARES                     11.97%

CLASS C SHARES                     11.97%

30-YEAR* U.S. TREASURY              5.79%

*Source: Lehman Brothers
===============================================================================



          See important fund and index disclosures inside front cover.

                              AIM HIGH YIELD FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

    More outflows than inflows into a market is significant, as it means more sellers than buyers. In most cases, this does not mean there is a fundamental problem with the company issuing the debt. But when a market experiences more sellers than buyers, securities' prices generally go down. In the high-yield market, for instance, to get new issues into the market, they must be priced attractively. This effectively reprices the rest of the market, sending existing bond prices down and pushing their yields up.
    And yields on high-yield bonds were at some of their highest levels in years during the first half of 2000, yielding over 13% in May. One has to go back to the 1990-91 period to find higher yields. Spreads (the difference between yields on high-yield bonds and comparable maturity Treasuries) were also wide at well over 600 basis points. Once again, that's probably not due to credit-quality concerns as much as to comparatively rich prices in the Treasury market and rather low demand for corporate bonds. But as investors return to the high-yield market, those spreads have narrowed a bit.

HOW DID YOU MANAGE THE FUND?
Both economic factors and the high-yield sector's lack of cash inflows and poor liquidity have hampered returns in the high-yield sector in general. The fund has not been immune to these trends.
    The single-B and CCC sectors of the high-yield market have underperformed for the fiscal year and much of 2000. With the majority of fund assets in single-B credits and a number of holdings in the CCC sector, the fund suffered. Given the high-yield market's limited liquidity, it was difficult to reposition the fund. Overall, the fund has an average credit quality of B.
    Although the fund was hampered by negative cash inflows for some of the reporting period, we were still able to pursue some attractive yield opportunities. Going forward, we continue to look for opportunities to improve credit quality and liquidity.

WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?
The near-term outlook for the fixed-income investor depends largely on what the economy does in the coming months. Has the Fed with its string of rate hikes orchestrated the proverbial "soft landing"-a gradual slowing of the economy, which would prevent inflation and avoid economic distress? A string of recent statistical releases (including data reported in the Federal Reserve's latest survey of business activity) suggests that the pace of economic activity is indeed slowing. If this continues, and if the Fed does not feel the need to raise rates again in the coming months, that could bring about a recovery in the bond market.
    For the high-yield investor, June provided a reversal of sorts. Attractive yields enticed investors back into the high-yield sector. Although the past year has been challenging for the high-yield market, increased demand is encouraging. Although we cannot predict to what extent or for how long these increased cash inflows will continue, we believe that high-yield bonds remain an option for investors looking for high income with some potential appreciation.

================================================================================

IMPORTANT NEWS ABOUT YOUR FUND
Since our last report to you, your fund's fiscal year-end was changed from December 31 to July 31. Going forward, you will receive an annual report dated July 31 and a semiannual report dated January 31 each year.
    In addition, several proposals made in a proxy solicitation to shareholders were voted on at a shareholder meeting. Details concerning these proxy votes will be found near the end of this report.

================================================================================

PORTFOLIO COMPOSITION

As of 7/31/00, based on total net assets

===================================================================================================================================
TOP 10 HOLDINGS                                                              TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Allied Waste North America, Inc.- Series B              2.29%        1. Telecommunications (Cellular/Wireless)        15.00%
 2. Airplanes Pass Through Trust - Series D                 2.10         2. Telephone                                     11.48
 3. U.S. Xchange LLC                                        1.96         3. Telecommunications (Long Distance)             8.90
 4. ICG Services, Inc.                                      1.89         4. Manufacturing (Specialized)                    5.15
 5. Venetian Casino Resort LLC                              1.80         5. Broadcasting (Television, Radio & Cable)       4.84
 6. Powertel, Inc.                                          1.50         6. Oil & Gas (Exploration & Production)           4.38
 7. FirstCom Corp.                                          1.47         7. Airlines                                       3.21
 8. Nextel Communications, Inc.                             1.32         8. Gaming, Lottery & Parimutuel Cos.              3.14
 9. TFM S.A. de C.V. (Mexico)                               1.08         9. Computers (Software & Services)                2.78
10. Nextel International, Inc.                              1.05        10. Auto Parts & Equipment                         2.38

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security
===================================================================================================================================


          See important fund and index disclosures inside front cover.

                              AIM HIGH YIELD FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM HIGH YIELD FUND VS. BENCHMARK INDEXES

7/31/90-7/31/00
================================================================================
                                        LIPPER HIGH         LEHMAN
               AIM HIGH YIELD FUND,    CURRENT YIELD      HIGH YIELD
                 CLASS A SHARES         FUND INDEX        BOND INDEX
--------------------------------------------------------------------------------
7/90                  9,750               10,000            10,000
7/91                 10,697               11,185            11,489
7/92                 13,542               13,988            14,066
7/93                 15,909               16,362            16,222
7/94                 16,374               16,886            16,778
7/95                 18,444               18,812            19,178
7/96                 20,213               20,524            20,868
7/97                 23,723               24,046            24,307
7/98                 25,833               26,437            26,495
7/99                 24,250               26,015            26,351
7/00                 22,434               25,782            26,175

Source: Lipper, Inc.
Past performance cannot guarantee comparable future results.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/00, including sales charges

================================================================================
CLASS A SHARES
  10 Years                             8.42%
  5 Years                              2.99
  1 Year                             -11.86*
  *-7.49%, excluding sales charges

CLASS B SHARES
  Inception (9/1/93)                   4.21%
  5 Years                              2.96
  1 Year                             -12.23*
  *-8.09%, excluding CDSC

CLASS C SHARES
  Inception (8/4/97)                  -2.66%
  1 Year                              -9.05*
  *-8.22%, excluding CDSC

The fund's average annual total returns as of the close of the reporting period are shown in the table above. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 6/30/00, the most recent calendar quarter-end, which were: Class A shares, one year,
-11.06%; five years, 3.45%; 10 years, 8.71%. Class B shares, one year, -11.57%;
five years, 3.43%; inception (9/1/93), 4.35%. Class C shares, one year, -8.25%;
inception (8/4/97), -2.56%.
================================================================================

YOUR FUND'S TOTAL RETURN INCLUDES SALES CHARGES, EXPENSES AND MANAGEMENT FEES. THE PERFORMANCE OF THE FUND'S CLASS B AND CLASS C SHARES WILL DIFFER FROM THAT OF ITS CLASS A SHARES DUE TO DIFFERING FEES AND EXPENSES. FOR FUND PERFORMANCE CALCULATIONS AND DESCRIPTIONS OF THE INDEXES CITED ON THIS PAGE, PLEASE SEE THE INSIDE FRONT COVER.

ABOUT THIS CHART
This chart compares the performance of your fund's Class A shares to benchmark indexes over the period 7/31/90-7/31/00. It is important to understand the differences between your fund and an index. Your fund's total return is shown with a sales charge, and it includes fund expenses and management fees. An index measures the performance of a hypothetical portfolio. A market index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper High Current Yield Fund Index includes a number of mutual funds grouped by investment objective. Each of these funds interprets that objective differently, and each employs a different management style and investment strategy.




                              AIM HIGH YIELD FUND

                        ANNUAL REPORT / FOR CONSIDERATION



WHAT DO BOND RATINGS MEAN?

The preceding discussion of your fund's performance mentions the quality of the bonds in the fund's portfolio. Just what are bond quality ratings?
    Two well-known rating agencies, Moody's and Standard & Poor's (S&P), assign ratings to bond issues. The chart shows a summary of the definitions of these ratings.

HOW BONDS ARE RATED
Bond ratings are essentially based on the issuer's risk of default (nonpayment of principal and/or interest) on the bond. How does a bond rating come about? Say a company wants to raise $5 million for expansion by issuing a five-year bond, meaning that in five years, the company will repay $5 million plus interest to the investor(s) in the bond issue. The company, or issuer, pays a fee to have its bond rated by a qualified rating agency. The selected rating agency sends representatives to the company to meet with management and evaluate the company's short- and long-term risk profile-the company's ability and willingness to pay the principal and interest of the bond issue at its maturity, in this case five years. Other rating factors include:
o   the make-up and terms of the particular issue;
o   the level and predictability of the issuer's cash flow;
o how well-protected the issue is in the event of bankruptcy, reorganization or other arrangement;
o possible adverse economic conditions, both in general and in the company's sector; and
o   currency risk in the case of foreign issues.

    After considering these and other factors deemed necessary by agency representatives, the rating agency assigns a rating, such as "A," to the issue. The rating is made public before the issue is offered to investors so they know the relative quality of the bond. Investors can then decide for themselves if they wish to invest in a particular bond issue.

================================================================================
MOODY'S                         DEFINITION                               S&P
--------------------------------------------------------------------------------

                             INVESTMENT GRADE

Aaa           Bonds of the highest quality, with the lowest              AAA
              degree of long-term investment risk. Issuers' ability to repay is very high.

Aa            Bonds of high quality with slightly greater                AA
              long-term investment risk.

A             Bonds with favorable investment attributes                 A
              but elements making them more susceptible to adversity.

Baa           Medium-grade bonds that are currently secure               BBB
              but possibly unreliable over time.

                          NON-INVESTMENT-GRADE
                          (High-Yield or Junk)

Ba            Bonds with speculative elements that make them             BB
              not well-safeguarded and uncertain.

B             Bonds with low long-term assurance of payment.             B

Caa           Bonds of poor standing that may be in default              CCC
              or in danger of default.

Ca            Bonds of highly speculative quality that are often         CC
              in default.

C             Lowest-rated bonds, with poor prospects                    C
              of ever being upgraded to investment standing.

-             Bonds in default. Issuer cannot repay.                     D
================================================================================


                              AIM HIGH YIELD FUND

                        ANNUAL REPORT / FOR CONSIDERATION


WHAT BOND RATINGS MEAN
Although the rating systems of the two agencies differ slightly, their hierarchy is essentially the same: the highest-rated bonds, Aaa for Moody's and AAA for S&P, are those which show the best capacity for repayment of the principal (face value) plus interest to the bondholder. These high-rated bonds have a lower return because they are a lower-risk investment. In other words, rating and risk/return move inversely for bonds-the lower the rating, the higher the potential risk and return, and vice versa. So although investment-grade bonds such as U.S. Treasury issues are some of the safest investments around, more speculative junk bonds can yield significantly higher returns if an investor can tolerate the risk.
    Moody's and S&P sometimes use modifiers with their standard ratings. Moody's may add a 1, 2 or 3 to a rating (e.g., Aa2), with a 1 denoting an issue ranking in the higher end of its category, a 2 denoting a mid-range ranking and a 3 denoting a lower-end ranking. Similarly, S&P may add a plus (+) or minus (-) to show an issue's relative standing within a category (e.g., B+).
    Once assigned, bond ratings are not often altered. However, if major changes occur in an issuer's short- or long-term credit outlook, a rating agency may review the rating for possible modification. Contributing factors may include shifts in industry demand, new technologies, government intervention, regulatory changes or changes in macroeconomic variables such as oil prices. Events such as these are weighed to determine how much they will affect the issuer's operations and direction.

UNRATED BONDS
What about unrated bonds? The fact that a bond is unrated does not make it a "bad" bond. Some organizations simply choose not to pay to have their bonds rated. Often the issuer of an unrated bond is a small entity such as a town or district that does not have extra money to pay for a rating. In those cases, independent research is necessary on the part of the investor to put together a risk profile of the issuer.

                     -------------------------------------

                                    [IMAGE]

                    WHAT TYPES OF BONDS DOES YOUR FUND OWN?

   YOUR FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DISCUSS IN

   MORE DETAIL THE TYPES OF BONDS CONTAINED IN YOUR FUND'S PORTFOLIO AND THE

   RISK FACTORS THAT MAY BE ASSOCIATED WITH THESE SECURITIES. YOUR FINANCIAL

    CONSULTANT IS THE BEST PERSON TO CONTACT IF YOU HAVE ANY QUESTIONS ABOUT

                     INVESTING IN BONDS OR IN A BOND FUND.

                     -------------------------------------



                              AIM HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

July 31, 2000

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES-92.16%

AEROSPACE/DEFENSE-0.57%

Precision Partners, Inc., Sr.
  Unsec. Sub. Notes, 12.00%,
  03/15/09                         $19,225,000   $   13,553,625
---------------------------------------------------------------

AIR FREIGHT-0.66%

Atlas Air, Inc., Sr. Unsec.
  Notes, 10.75%, 08/01/05           15,147,000       15,601,410
---------------------------------------------------------------

AIRLINES-3.21%

Airplanes Pass Through
  Trust-Series D, Gtd. Sub.
  Bonds, 10.88%, 03/15/19           62,086,822       49,896,385
---------------------------------------------------------------
Amtran, Inc., Sr. Unsec. Gtd.
  Notes, 10.50%, 08/01/04            9,115,000        8,408,587
---------------------------------------------------------------
Dunlop Standard Aerospace
  Holdings PLC (United Kingdom),
  Sr. Unsec. Yankee Sub. Notes,
  11.88%, 05/15/09                  17,960,000       17,915,100
---------------------------------------------------------------
                                                     76,220,072
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-2.38%

Advance Stores Co., Inc.-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 04/15/08                  24,825,000       20,418,562
---------------------------------------------------------------
Exide Corp., Sr. Notes, 10.00%,
  04/15/05                          22,550,000       20,858,750
---------------------------------------------------------------
Venture Holdings Trust, Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  06/01/07                          20,250,000       15,288,750
---------------------------------------------------------------
                                                     56,566,062
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-4.66%

Charter Communications Holdings,
  LLC/ Charter Communications
  Holdings Capital Corp., Sr.
  Unsec. Disc. Notes, 9.92%,
  04/01/11(a)                       33,920,000       19,504,000
---------------------------------------------------------------
Diamond Cable Communications PLC
  (United Kingdom), Sr. Disc.
  Yankee Notes, 10.75%,
  02/15/07(a)                        8,000,000        6,240,000
---------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(a)                       28,000,000       19,460,000
---------------------------------------------------------------
Knology Holdings, Inc., Sr. Disc.
  Notes, 11.88%, 10/15/07(a)        44,305,000       23,592,412
---------------------------------------------------------------
Pegasus Communications
  Corp.-Series B, Sr. Unsec.
  Notes, 12.50%, 08/01/07           17,500,000       18,637,500
---------------------------------------------------------------
United Pan-Europe Communications
  N.V. (Netherlands)-Series B,
  Sr. Unsec. Disc. Yankee Notes,
  13.38%, 11/01/09(a)               50,000,000       23,250,000
---------------------------------------------------------------
                                                    110,683,912
---------------------------------------------------------------

BUILDING MATERIALS-1.51%

Blount Inc., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 08/01/09           22,750,000       23,091,250
---------------------------------------------------------------
Dayton Superior Corp., Sr. Sub.
  Notes, 13.00%, 06/15/09
  (Acquired 06/09/00; Cost
  $12,179,750)(b)(c)                12,500,000       12,468,750
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
BUILDING MATERIALS-(CONTINUED)

Imperial Home Decor Group-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 03/15/08(d)              $19,100,000   $      286,500
---------------------------------------------------------------
                                                     35,846,500
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-1.33%

Avecia Group PLC (United
  Kingdom), Sr. Unsec. Gtd.
  Yankee Notes, 11.00%, 07/01/09    14,300,000       14,478,750
---------------------------------------------------------------
Sterling Chemicals, Inc.-Series
  B, Sr. Gtd. Sec. Sub. Notes,
  12.38%, 07/15/06                  16,500,000       17,201,250
---------------------------------------------------------------
                                                     31,680,000
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.28%

Key Plastics Holdings,
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.25%, 03/15/07(d)   23,770,000        2,495,850
---------------------------------------------------------------
Trans-Resources, Inc.-Series B,
  Sr. Unsec. Disc. Notes, 12.00%,
  03/15/08(a)                       11,750,000        1,116,250
---------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%,
    03/15/08                        19,000,000        2,945,000
---------------------------------------------------------------
                                                      6,557,100
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.47%

Convergent Communications-Series
  B, Sr. Unsec. Notes, 13.00%,
  04/01/08                          23,540,000       16,536,850
---------------------------------------------------------------
Exodus Communications, Inc., Sr.
  Unsec. Notes, 11.25%, 07/01/08    18,425,000       18,425,000
---------------------------------------------------------------
                                                     34,961,850
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.54%

Equinix Inc., Sr. Unsec. Notes,
  13.00%, 12/01/07                  15,110,000       12,843,500
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-2.68%

Cybernet Internet Services
  International, Inc., Conv.
  Unsec. Sub. Notes, 13.00%,
  08/15/09(a)(e)                    11,250,000        5,203,125
---------------------------------------------------------------
Earthwatch Inc.,
  Sr. Disc. Notes, 13.00%,
  07/15/07 (Acquired 07/07/99;
  Cost $23,276,740)(a)(b)(c)        34,000,000       23,715,000
---------------------------------------------------------------
  Sr. Notes, 12.50%, 03/01/05
    (Acquired 03/14/97-09/01/99;
    Cost $15,500,000)(c)            22,320,000       15,679,800
---------------------------------------------------------------
Globix Corp., Sr. Unsec. Notes,
  12.50%, 02/01/10                  24,000,000       19,020,000
---------------------------------------------------------------
                                                     63,617,925
---------------------------------------------------------------

CONSTRUCTION (CEMENT &
  AGGREGATES)-0.41%

Schuff Steel Co., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08      14,000,000        9,695,000
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
DISTRIBUTORS (FOOD &
  HEALTH)-1.01%

Fleming Cos., Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 10.63%,
  07/31/07                         $27,700,000   $   24,029,750
---------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.75%

Cherokee International LCC-Series
  B, Sr. Unsec. Sub. Notes,
  10.50%, 05/01/09                  20,600,000       17,819,000
---------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.70%

Morrison Knudsen Corp., Sr.
  Notes, 11.00%, 07/01/10
  (Acquired 06/28/00; Cost
  $16,467,566)(c)                   16,590,000       16,672,950
---------------------------------------------------------------

ENTERTAINMENT-0.52%

Callahan Nordrhein Westfalen
  (Denmark), Sr. Yankee Notes,
  14.00%, 07/15/10 (Acquired
  06/29/00; Cost $12,500,000)(c)    12,500,000       12,281,250
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.07%

Madison River Capital, Sr. Notes,
  13.25%, 03/01/10(e)               17,700,000       16,018,500
---------------------------------------------------------------
ONO Finance PLC (United Kingdom),
  Sr. Gtd. Sub. Euro Notes,
  13.00%, 05/01/09                   9,500,000        9,357,500
---------------------------------------------------------------
                                                     25,376,000
---------------------------------------------------------------

FOODS-0.47%

Volume Services America Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.25%,
  03/01/09                          12,000,000       11,040,000
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-3.14%

Hollywood Casino Corp., Sr. Sec.
  Gtd. Sub. Notes, 11.25%,
  05/01/07                           1,000,000        1,025,000
---------------------------------------------------------------
MGM Grand, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.75%, 06/01/07       12,240,000       12,576,600
---------------------------------------------------------------
Resort at Summerlin LP-Series B,
  Sr. Unsec. Sub. Notes, 13.00%,
  12/15/07                          25,769,000       18,167,145
---------------------------------------------------------------
Venetian Casino Resort LLC, Sec.
  Gtd. Mortgage Notes, 12.25%,
  11/15/04                          42,200,000       42,833,000
---------------------------------------------------------------
                                                     74,601,745
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.77%

King Pharmaceuticals, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.75%,
  02/15/09                          19,300,000       20,747,500
---------------------------------------------------------------
Warner Chilcott, Inc., Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08(e)   20,650,000       21,372,750
---------------------------------------------------------------
                                                     42,120,250
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.39%

Triad Hospitals, Inc.-Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 05/15/09                   8,915,000        9,360,750
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.50%

DJ Orthopedics, LLC, Sr. Unsec.
  Gtd. Sub. Notes, 12.63%,
  06/15/09                          12,400,000       11,842,000
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
HEALTH CARE (SPECIALIZED
  SERVICES)-0.06%

Team Health Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 12.00%,
  03/15/09                         $ 1,735,000   $    1,479,087
---------------------------------------------------------------

HOMEBUILDING-0.29%

Lennar Corp., Sr. Notes, 9.95%,
  05/01/10(e)                        6,775,000        6,842,750
---------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-2.03%

Falcon Products, Inc.-Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  11.38%, 06/15/09                  12,065,000       11,672,887
---------------------------------------------------------------
O'Sullivan Industries,
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 13.38%, 10/15/09      21,000,000       19,740,000
---------------------------------------------------------------
Winsloew Furniture, Inc.-Series
  B, Sr. Gtd. Sub. Notes, 12.75%,
  08/15/07                          17,870,000       16,708,450
---------------------------------------------------------------
                                                     48,121,337
---------------------------------------------------------------

IRON & STEEL-0.51%

Acme Metals Inc., Sr. Unsec. Gtd.
  Notes, 10.88%, 12/15/07(d)        28,939,000        3,906,765
---------------------------------------------------------------
Sheffield Steel Corp.-Series B,
  First Mortgage Notes, 11.50%,
  12/01/05                          13,500,000        8,167,500
---------------------------------------------------------------
                                                     12,074,265
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.99%

Marvel Enterprises, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 12.00%,
  06/15/09                          29,375,000       23,573,437
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.42%

National Equipment
  Services-Series B, Sr. Unsec.
  Sub. Notes, 10.00%, 11/30/04      11,850,000        9,894,750
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.45%

Actuant Corp., Sr. Unsec. Gtd.
  Sub. Notes, 13.00%, 05/01/09
  (Acquired 07/21/00; Cost
  $9,038,630)(c)                     9,160,000        9,205,800
---------------------------------------------------------------
Anthony Crane Rentals LP-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 08/01/08                  21,085,000       11,649,463
---------------------------------------------------------------
Glenoit Corp., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 04/15/07(d)   24,915,000        4,235,550
---------------------------------------------------------------
Jordan Industries, Inc.-Series D,
  Sr. Unsec. Notes, 10.38%,
  08/01/07                          10,000,000        9,325,000
---------------------------------------------------------------
                                                     34,415,813
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-5.15%

Berry Plastics Corp.,
  Sr. Gtd. Sub. Notes, 12.25%,
  04/15/04                          13,000,000       12,577,500
---------------------------------------------------------------
  Series C, Sr. Gtd. Sub. Notes,
    12.25%, 04/15/04                 4,750,000        4,607,500
---------------------------------------------------------------
Brand Scaffold Services, Inc.,
  Sr. Unsec. Notes, 10.25%,
  02/15/08                          20,800,000       18,564,000
---------------------------------------------------------------
First Wave Marine, Inc., Sr.
  Unsec. Notes, 11.00%, 02/01/08    22,835,000       13,130,125
---------------------------------------------------------------
Flextronics International Ltd.
  (Singapore), Sr. Sub Yankee
  Notes, 9.88%, 07/01/10
  (Acquired 06/26/00; Cost
  $6,151,640)(c)                     6,200,000        6,378,250
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
MANUFACTURING (SPECIALIZED)-(CONTINUED)

Knowles Electronics, Inc., Sr.
  Sub. Notes, 13.13%, 10/15/09(e)  $12,000,000   $   10,980,000
---------------------------------------------------------------
MMI Products, Inc.-Series B, Sr.
  Unsec. Sub. Notes, 11.25%,
  04/15/07                          17,640,000       17,375,400
---------------------------------------------------------------
Neenah Corp.
  Series B, Sr. Sub. Notes,
    11.13%, 05/01/07                 4,000,000        3,030,000
---------------------------------------------------------------
  Series D, Sr. Sub. Notes,
    11.13%, 05/01/07                15,000,000       11,362,500
---------------------------------------------------------------
Omega Cabinets, Sr. Sub. Notes,
  10.50%, 06/15/07                  16,740,000       15,317,100
---------------------------------------------------------------
Tekni-Plex Inc., Sr. Sub. Notes,
  12.75%, 06/15/10 (Acquired
  06/15/00; Cost $8,580,810)(c)      8,700,000        8,917,500
---------------------------------------------------------------
                                                    122,239,875
---------------------------------------------------------------

METALS MINING-1.83%

Centaur Mining and Exploration
  Ltd. (Australia), Sr. Gtd.
  Yankee Notes, 11.00%, 12/01/07    28,800,000       22,320,000
---------------------------------------------------------------
Doe Run Resources Corp.
  (The)-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 11.25%, 03/15/05      21,000,000       10,815,000
---------------------------------------------------------------
Metal Management, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.00%,
  05/15/08                          20,500,000       10,352,500
---------------------------------------------------------------
                                                     43,487,500
---------------------------------------------------------------

NATURAL GAS-0.53%

Western Gas Resources, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.00%,
  06/15/09                          12,000,000       12,480,000
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.32%

Global Imaging Systems, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.75%,
  02/15/07                           8,800,000        7,612,000
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.56%

Pride International, Inc., Sr.
  Unsec. Notes, 10.00%, 06/01/09    12,735,000       13,180,725
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-4.38%

Abraxas Petroleum Corp.
  Series A, Sr. Gtd. Sub. Notes,
    11.50%, 11/01/04                 8,644,000        7,477,060
---------------------------------------------------------------
  Series B, Sr. Sec. Gtd. Notes,
    12.88%, 03/15/03                13,000,000       13,422,500
---------------------------------------------------------------
Chesapeake Energy Corp., Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  9.63%, 05/01/05                    1,150,000        1,144,250
---------------------------------------------------------------
Comstock Resources, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.25%,
  05/01/07                          17,275,000       17,706,875
---------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec.
  Notes, 11.75%, 11/15/09           23,750,000       24,759,375
---------------------------------------------------------------
Pioneer Natural Resources Co.,
  Sr. Unsec. Gtd. Notes, 9.63%,
  04/01/10                          13,000,000       13,617,500
---------------------------------------------------------------
Pogo Producing Co.-Series B, Sr.
  Unsec. Sub. Notes, 10.38%,
  02/15/09                          18,335,000       18,976,725
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
OIL & GAS (EXPLORATION & PRODUCTION)-(CONTINUED)

Queen Sand Resources, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 12.50%,
  07/01/08                         $13,145,000   $    6,769,675
---------------------------------------------------------------
                                                    103,873,960
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.67%

Texas Petrochemical Corp., Sr.
  Unsec. Sub. Notes, 11.13%,
  07/01/06                          17,980,000       15,912,300
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.82%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                  18,370,000       19,380,350
---------------------------------------------------------------

POWER PRODUCERS
  (INDEPENDENT)-0.85%

Panda Funding Corp., Series A-1,
  Pooled Project Bonds, 11.63%,
  08/20/12                          20,439,125       20,132,538
---------------------------------------------------------------

PUBLISHING-0.34%

Ziff Davis Media, Inc., Sr. Sub.
  Notes, 12.00%, 07/15/10
  (Acquired 07/18/00-07/20/00;
  Cost $7,949,200)(c)                7,880,000        8,037,600
---------------------------------------------------------------

RAILROADS-1.72%

RailWorks Corp., Sr. Unsec. Gtd.
  Sub. Notes, 11.50%, 04/15/09      16,400,000       15,170,000
---------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr.
  Yankee Gtd. Disc. Notes,
  11.75%, 06/15/09(a)               33,150,000       25,691,250
---------------------------------------------------------------
                                                     40,861,250
---------------------------------------------------------------

RESTAURANTS-0.11%

AFC Enterprises, Sr. Unsec. Sub.
  Notes, 10.25%, 05/15/07            2,625,000        2,559,375
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.46%

CSK Auto Inc.-Series A, Sr. Gtd.
  Sub. Deb, 11.00%, 11/01/06        14,245,000       11,146,713
---------------------------------------------------------------
Neff Corp., Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 06/01/08           27,650,000       16,175,250
---------------------------------------------------------------
Rent-A-Center, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 11.00%,
  08/15/08                           7,520,000        7,294,400
---------------------------------------------------------------
                                                     34,616,363
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.82%

Big 5 Corp.-Series B, Sr. Unsec.
  Notes, 10.88%, 11/15/07           17,315,000       15,799,938
---------------------------------------------------------------
J. Crew Operating Corp., Sr. Sub.
  Notes, 10.38%, 10/15/07            4,500,000        3,768,750
---------------------------------------------------------------
                                                     19,568,688
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.65%

MDC Corp. Inc. (Canada), Sr.
  Unsec. Sub. Yankee Notes,
  10.50%, 12/01/06                  15,920,000       15,362,800
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.82%

Avis Group Holdings, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  05/01/09                          18,400,000       19,458,000
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.59%

MSX International, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.38%,
  01/15/08                          14,930,000       14,108,850
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-11.40%

AirGate PCS, Inc., Sr. Disc. Sub.
  Notes, 13.50%, 10/01/09(a)(b)    $28,400,000   $   16,543,000
---------------------------------------------------------------
Alamosa PCS Holdings, Inc., Sr.
  Unsec. Gtd. Disc. Notes,
  12.88%, 02/15/10(a)               25,300,000       13,282,500
---------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Notes, 10.75%, 08/01/11       10,000,000       10,300,000
---------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 10.63%,
    11/15/07(a)                     18,144,000       13,925,520
---------------------------------------------------------------
IPCS, Inc., Sr. Disc. Notes,
  14.00%, 07/15/10 (Acquired
  06/30/00; Cost
  $2,995,843)(a)(b)(c)               5,900,000        3,289,250
---------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr.
  Unsec. Notes, 13.50%, 05/15/09    21,100,000       18,884,500
---------------------------------------------------------------
Metrocall, Inc., Sr. Sub. Notes,
  11.88%, 06/15/05                  19,650,000       16,407,750
---------------------------------------------------------------
Nextel Communications, Inc., Sr.
  Notes, 12.00%, 11/01/08           29,040,000       31,363,200
---------------------------------------------------------------
Nextel International, Inc., Sr.
  Notes, 12.75%, 08/01/10
  (Acquired 07/26/00; Cost
  $16,765,740)(c)                   17,000,000       16,957,500
---------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 12.13%,
    04/15/08(a)                     37,500,000       24,872,250
---------------------------------------------------------------
Orion Network Systems, Inc., Sr.
  Gtd. Sub. Notes, 11.25%,
  01/15/07                          20,300,000       12,484,500
---------------------------------------------------------------
Powertel, Inc., Sr. Unsec. Disc.
  Notes, 12.00%, 05/01/06(a)        38,000,000       35,719,240
---------------------------------------------------------------
Spectrasite Holdings, Inc., Sr.
  Disc. Notes, 12.00%,
  07/15/08(a)                       30,300,000       21,058,500
---------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 11.25%,
    04/15/09(a)                     21,230,000       13,056,450
---------------------------------------------------------------
TeleCorp PCS, Inc., Sr. Sub.
  Notes, 10.63%, 07/15/10
  (Acquired 07/11/00; Cost
  $5,350,000)(c)                     5,350,000        5,457,000
---------------------------------------------------------------
UbiquiTel Operating Co., Sr. Gtd.
  Disc. Notes, 14.00%,
  04/15/10(a)(b)(e)                 28,700,000       16,933,000
---------------------------------------------------------------
                                                    270,534,160
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-7.68%

360networks Inc. (Canada), Sr.
  Unsec. Yankee Notes, 12.00%,
  08/01/09                          17,210,000       16,091,350
---------------------------------------------------------------
  Sr. Yankee Notes, 12.50%,
    12/15/05                         9,065,000        9,042,338
---------------------------------------------------------------
Destia Communications, Inc., Sr.
  Unsec. Notes, 13.50%, 07/15/07    20,200,000       17,675,000
---------------------------------------------------------------
Esprit Telecom Group PLC (United
  Kingdom), Sr. Unsec. Yankee
  Notes, 11.50%, 12/15/07           19,500,000       14,137,500
---------------------------------------------------------------
FirstCom Corp., Sr. Notes,
  14.00%, 10/27/07                  30,990,000       34,786,275
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Sec. Notes, 11.75%,
  08/01/04                          20,000,000       13,300,000
---------------------------------------------------------------
RSL Communications PLC (United
  Kingdom), Sr. Unsec. Gtd.
  Yankee Notes, 12.00%, 11/01/08    14,500,000        5,292,500
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-(CONTINUED)

Versatel Telecom International
  N.V. (Netherlands), Sr. Unsec.
  Yankee Notes, 13.25%, 05/15/08   $12,810,000   $   13,194,300
---------------------------------------------------------------
  Sr. Yankee Notes, 13.25%,
    05/15/08                        19,100,000       19,673,000
---------------------------------------------------------------
Viatel, Inc., Sr. Sec. Notes,
  11.25%, 04/15/08                  28,250,000       19,351,250
---------------------------------------------------------------
  Sr. Unsec. Notes, 11.50%,
    03/15/09(e)                     28,417,000       19,749,815
---------------------------------------------------------------
                                                    182,293,328
---------------------------------------------------------------

TELEPHONE-11.02%

Alestra S.A. (Mexico), Sr. Unsec.
  Yankee Notes, 12.13%,
  05/15/06(e)                       12,000,000       11,880,000
---------------------------------------------------------------
  Sr. Yankee Notes, 12.63%,
    05/15/09(e)                      7,535,000        7,327,788
---------------------------------------------------------------
CFW Communications Co., Sr.
  Notes, 13.00%, 08/15/10
  (Acquired 07/21/00; Cost
  $14,944,346)(b)(c)                15,155,000       15,155,000
---------------------------------------------------------------
GT Group Telecom Inc. (Canada),
  Sr. Disc. Yankee Notes, 13.25%,
  02/01/10(a)(b)                    28,900,000       15,172,500
---------------------------------------------------------------
ICG Services, Inc., Sr. Unsec.
  Disc. Notes, 10.00%,
  02/15/08(a)                       79,650,000       44,782,416
---------------------------------------------------------------
IMPSAT Fiber Networks, Inc., Sr.
  Yankee Notes, 13.75%, 02/15/05
  (Acquired 02/11/00; Cost
  $12,000,000)(c)                   12,000,000       10,920,000
---------------------------------------------------------------
Intermedia Communications,
  Inc.-Series B, Sr. Disc. Notes,
  11.25%, 07/15/07(a)               30,620,000       20,668,500
---------------------------------------------------------------
Logix Communications Enterprises,
  Sr. Unsec. Notes, 12.25%,
  06/15/08                          53,750,000       13,571,875
---------------------------------------------------------------
NEXTLINK Communications, Inc.,
  Sr. Disc. Notes, 12.13%,
  12/01/09(a)(e)                    23,500,000       13,218,750
---------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 12.25%,
    06/01/09(a)                     25,855,000       15,771,550
---------------------------------------------------------------
NTL Communications Corp.-Series
  B, Sr. Unsec. Notes, 11.50%,
  10/01/08                          16,320,000       16,870,800
---------------------------------------------------------------
NTL Inc.-Series B, Sr. Disc.
  Notes, 11.50%, 02/01/06            4,245,000        3,990,300
---------------------------------------------------------------
PF.Net Communications Inc., Sr.
  Notes, 13.75%, 05/15/10
  (Acquired 05/05/00; Cost
  $18,200,000)(b)(c)                18,200,000       13,923,000
---------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd.
  Yankee Sub. Notes, 11.25%,
  12/01/09                          11,400,000       11,913,000
---------------------------------------------------------------
U.S. Xchange LLC, Sr. Unsec.
  Notes, 15.00%, 07/01/08           42,500,000       46,431,250
---------------------------------------------------------------
                                                    261,596,729
---------------------------------------------------------------

TEXTILES (APPAREL)-0.51%

Cabot Safety Corp., Sr. Sub.
  Notes, 12.50%, 07/15/05           11,975,000       12,034,875
---------------------------------------------------------------

TRUCKERS-0.58%

Travelcenters of America, Inc.,
  Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 04/01/07                  13,530,000       13,699,125
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
TRUCKS & PARTS-1.29%

FleetPride Inc., Sr. Unsec. Gtd.
  Sub. Notes, 12.00%, 08/01/05     $10,665,000   $    7,172,213
---------------------------------------------------------------
North American Van Lines Inc.,
  Sr. Sub. Notes, 13.38%,
  12/01/09(e)                       24,750,000       23,388,750
---------------------------------------------------------------
                                                     30,560,963
---------------------------------------------------------------

WASTE MANAGEMENT-2.29%

Allied Waste North America
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 08/01/09(e)   61,990,000       54,396,225
---------------------------------------------------------------
    Total U.S. Dollar Denominated
    Bonds & Notes
    (Cost $2,569,417,266)                         2,187,359,669
---------------------------------------------------------------
                                     SHARES
STOCKS & OTHER EQUITY INTERESTS-5.22%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.17%

UnitedGlobalCom Inc.-Class A(f)         83,896        4,116,147
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-0.09%

Earthwatch Inc.-Series C, $1.20,
  Conv. Pfd. (Acquired
  03/14/97-06/15/00; Cost
  $4,824)(c)                           112,106        2,045,936
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.03%

Tenet Healthcare Corp.(f)               26,460          805,376
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-0.06%

Abraxas Petroleum Corp.(f)             736,227        1,426,440
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.04%

Convergent Communications,
  Inc.(f)                              179,280          918,810
---------------------------------------------------------------

SHIPPING-0.03%

Pegasus Shipping Hellas Co.
  (Bermuda)                             15,000          825,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-3.55%

AirGate PCS, Inc.(f)                    61,003        3,065,401
---------------------------------------------------------------
Celcaribe S.A., Ordinary Trust
  Ctfs. (Acquired
  05/17/94-01/23/97; Cost
  $0)(c)(f)                          2,276,400        3,414,600
---------------------------------------------------------------
Clearnet Communications
  Inc.-Class A-ADR (Canada)(f)         100,716        2,832,637
---------------------------------------------------------------
Crown Castle International
  Corp.-$3.13 Conv. Pfd.(f)            248,000       13,407,500
---------------------------------------------------------------
Dobson Communications
  Corp.-$122.50 PIK Pfd.                22,781       21,471,313
---------------------------------------------------------------
Microcell Telecommunications
  Inc.-Class B-ADR (Canada)(f)         253,257        8,056,738
---------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(f)                                 104,390        5,839,316
---------------------------------------------------------------
Powertel, Inc.(f)                       45,663        4,103,962
---------------------------------------------------------------
WebLink Wireless, Inc.(f)            1,260,940       12,688,209
---------------------------------------------------------------
World Access, Inc.-Series D,
  Conv. Pfd. (Acquired 03/03/00;
  Cost $16,365,448)(c)(f)               15,511        9,500,488
---------------------------------------------------------------
                                                     84,380,164
---------------------------------------------------------------
                                                     MARKET
                                     SHARES          VALUE
TELECOMMUNICATIONS (LONG
  DISTANCE)-1.22%

FirstCom Corp.(f)                      804,650   $   11,164,519
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc.(f)                               34,902          569,339
---------------------------------------------------------------
RSL Communications, Ltd.-Class A
  (United Kingdom)(f)                  179,444          964,512
---------------------------------------------------------------
Versatel Telecom International
  N.V.-ADR (Netherlands)(f)            452,021       14,464,672
---------------------------------------------------------------
Viatel, Inc.(f)                        121,387        1,691,831
---------------------------------------------------------------
                                                     28,854,873
---------------------------------------------------------------

TELEPHONE-0.03%

ICG Communications, Inc.(f)             39,600          603,900
---------------------------------------------------------------
    Total Stocks & Other Equity
      Interests
    (Cost $85,723,866)                              123,976,646
---------------------------------------------------------------

WARRANTS & OTHER INTERESTS-0.58%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.01%

Knology Inc., expiring 10/22/07
  (Acquired 03/12/98-02/01/00;
  Cost $270)(c)                         47,295          118,238
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.00%

Sterling Chemicals Holdings,
  expiring 08/15/08                      7,500           69,375
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.05%

Equinix Inc., expiring 12/01/07
  (Acquired 05/30/00; Cost
  $0)(c)(g)                             15,110        1,057,972
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-0.01%

Cybernet Internet Services
  International, Inc., expiring
  07/01/09 (Acquired 10/18/99;
  Cost $0)(c)(g)                        23,000          235,750
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, Inc., expiring
  02/01/04                              18,802           18,802
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.00%

Resort At Summerlin LP, expiring
  12/15/07                              21,197                0
---------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-0.03%

O'Sullivan Industries, Inc.,
  expiring 11/05/09(g)                  42,000          630,000
---------------------------------------------------------------
Winsloew Furniture, Inc.,
  expiring 08/15/07 (Acquired
  12/06/99; Cost $0)(c)(g)              17,870          178,700
---------------------------------------------------------------
                                                        808,700
---------------------------------------------------------------

IRON & STEEL-0.00%

Bar Technologies, Inc., expiring
  04/01/01(g)                            6,000                0
---------------------------------------------------------------

METAL FABRICATORS-0.00%

Gulf States Steel, Inc., expiring
  04/15/03(h)                           15,990                0
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.00%

Abraxas Petroleum Corp.-Rts.(i)        736,228                0
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.05%

Cellnet Data System, expiring
  10/01/07 (Acquired
  09/24/97-10/15/97; Cost
  $0)(c)(g)                             10,000   $        2,600
---------------------------------------------------------------
Globalstar Telecom, expiring
  02/15/04 (Acquired 01/05/00;
  Cost $11,790)(c)                          45               56
---------------------------------------------------------------
KMC Telecom Holdings, Inc.,
  expiring 04/15/08                         35              107
---------------------------------------------------------------
Nextel International, Inc.,
  expiring 04/15/07(g)                  39,500        1,195,298
---------------------------------------------------------------
                                                      1,198,061
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.00%

Long Distance International,
  Inc., expiring 04/13/08(g)            25,620                0
---------------------------------------------------------------

TELEPHONE-0.43%

Esat Telecom Group PLC (Ireland),
  expiring 02/01/07 (Acquired
  06/16/97-01/05/00; Cost
  $7,245)(c)                            25,565        5,943,863
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELEPHONE-(CONTINUED)

PF.Net Communications Inc.,
  expiring 05/15/10 (Acquired
  07/19/00; Cost $0)(c)(g)              18,200   $    4,277,000
---------------------------------------------------------------
                                                     10,220,863
---------------------------------------------------------------
    Total Warrants & Other
    Interests (Cost $414,302)                        13,727,761
---------------------------------------------------------------

MONEY MARKET FUNDS-1.32%

STIC Liquid Assets Portfolio(j)     15,696,885       15,696,885
---------------------------------------------------------------
STIC Prime Portfolio(j)             15,696,885       15,696,885
---------------------------------------------------------------
    Total Money Market Funds
    (Cost $31,393,770)                               31,393,770
---------------------------------------------------------------

TOTAL INVESTMENTS-99.28% (Cost

  $2,686,949,204)                                 2,356,457,846
---------------------------------------------------------------

OTHER ASSETS LESS
  LIABILITIES-0.72%                                  17,028,761
---------------------------------------------------------------

NET ASSETS-100.00%                               $2,373,486,607
===============================================================


Investment Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Ctfs. - Certificates
Deb.  - Debentures
Disc. - Discounted
Gtd.  - Guaranteed
Pfd.  - Preferred
PIK   - Payment In Kind
Rts.  - Rights
Sec.  - Secured
Sr.   - Senior
Sub.  - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:

(a) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit contains warrants that enable the holder to purchase shares of the issuer at a predetermined price.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 07/31/00 was $205,833,581 which represented 8.67% of the Fund's net assets.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments.
(e) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(f) Non-income producing security.
(g) Acquired as part of a unit with or in exchange for other securities.
(h) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 07/31/00 represented 0.00% of the Fund's net assets.
(i) Security fair valued in accordance with the procedures established by the Board of Trustees.
(j) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS

June 30, 2000
(Unaudited)

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
U.S. DOLLAR DENOMINATED BONDS & NOTES-88.24%

AEROSPACE/DEFENSE-0.46%

Precision Partners, Inc., Sr.
  Unsec. Sub. Notes, 12.00%,
  03/15/09                         $19,225,000   $   11,246,625
---------------------------------------------------------------

AIR FREIGHT-0.63%

Atlas Air, Inc., Sr. Unsec.
  Notes, 10.75%, 08/01/05           15,147,000       15,601,410
---------------------------------------------------------------

AIRLINES-3.30%

Airplanes Pass Through
  Trust-Series D, Gtd. Sub.
  Bonds, 10.88%, 03/15/19           62,086,822       50,477,518
---------------------------------------------------------------
Amtran, Inc., Sr. Unsec. Gtd.
  Notes, 10.50%, 08/01/04           14,045,000       12,956,512
---------------------------------------------------------------
Dunlop Standard Aerospace
  Holdings PLC (United Kingdom),
  Sr. Unsec. Yankee Sub. Notes,
  11.88%, 05/15/09                  17,960,000       17,690,600
---------------------------------------------------------------
                                                     81,124,630
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-2.23%

Advance Stores Co., Inc.-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 04/15/08                  24,825,000       20,232,375
---------------------------------------------------------------
Exide Corp., Sr. Notes, 10.00%,
  04/15/05                          22,550,000       20,295,000
---------------------------------------------------------------
Venture Holdings Trust, Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  06/01/07                          20,250,000       14,276,250
---------------------------------------------------------------
                                                     54,803,625
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-4.24%

Charter Communications Holdings,
  LLC/ Charter Communications
  Holdings Capital Corp., Sr.
  Unsec. Disc. Notes, 9.92%,
  04/01/11(a)                       33,920,000       19,419,200
---------------------------------------------------------------
Fox Family Worldwide, Inc., Sr.
  Unsec. Disc. Notes, 10.25%,
  11/01/07(a)                       28,000,000       17,500,000
---------------------------------------------------------------
Knology Holdings, Inc., Sr. Disc.
  Notes, 11.88%, 10/15/07(a)        44,305,000       24,035,462
---------------------------------------------------------------
Pegasus Communications
  Corp.-Series B, Sr. Unsec.
  Notes, 12.50%, 08/01/07           17,500,000       18,725,000
---------------------------------------------------------------
United Pan-Europe Communications
  N.V. (Netherlands)-Series B,
  Sr. Unsec. Disc. Yankee Notes,
  13.38%, 11/01/09(a)               50,000,000       24,500,000
---------------------------------------------------------------
                                                    104,179,662
---------------------------------------------------------------

BUILDING MATERIALS-1.47%

Blount Inc., Sr. Unsec. Gtd. Sub.
  Notes, 13.00%, 08/01/09           22,750,000       23,318,750
---------------------------------------------------------------
Dayton Superior Corp., Sr. Sub.
  Notes, 13.00%, 06/15/09
  (Acquired 06/09/00; Cost
  $12,179,750)(b)(c)                12,500,000       12,406,250
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
BUILDING MATERIALS-(CONTINUED)

Imperial Home Decor Group-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 03/15/08(d)              $19,100,000   $      286,500
---------------------------------------------------------------
                                                     36,011,500
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-1.27%

Avecia Group PLC (United
  Kingdom), Sr. Unsec. Gtd.
  Yankee Notes, 11.00%, 07/01/09    14,300,000       14,085,500
---------------------------------------------------------------
Sterling Chemicals, Inc.-Series
  B, Sr. Gtd. Sec. Sub. Notes,
  12.38%, 07/15/06                  16,500,000       17,077,500
---------------------------------------------------------------
                                                     31,163,000
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.31%

Key Plastics Holdings,
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.25%, 03/15/07(d)   23,770,000        2,495,850
---------------------------------------------------------------
Trans-Resources, Inc.-Series B,
  Sr. Unsec. Disc. Notes, 12.00%,
    03/15/08(a)                     11,750,000        1,233,750
---------------------------------------------------------------
  Sr. Unsec. Notes, 10.75%,
    03/15/08                        19,000,000        3,895,000
---------------------------------------------------------------
                                                      7,624,600
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.42%

Convergent Communications-Series
  B, Sr. Unsec. Notes, 13.00%,
  04/01/08                          23,540,000       16,536,850
---------------------------------------------------------------
Exodus Communications, Inc., Sr.
  Unsec. Notes, 11.25%, 07/01/08    18,425,000       18,332,875
---------------------------------------------------------------
                                                     34,869,725
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.63%

Equinix Inc., Sr. Notes, 13.00%,
  12/01/07(b)(e)                    15,110,000       15,601,075
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-3.05%

Cybernet Internet Services
  International, Inc.,
  Conv. Unsec. Sub. Notes,
    13.00%, 08/15/09(a)(e)          11,250,000        5,203,125
---------------------------------------------------------------
  Sr. Notes, 14.00%, 07/01/09       24,000,000       10,620,000
---------------------------------------------------------------
Earthwatch Inc.,
  Sr. Disc. Notes, 13.00%,
    07/15/07 (Acquired 07/07/99;
    Cost $23,276,740)(a)(b)(c)      34,000,000       23,715,000
---------------------------------------------------------------
  Sr. Notes, 12.50%, 03/01/05
    (Acquired 03/14/97-09/01/99;
    Cost $15,500,000)(c)            22,320,000       15,679,800
---------------------------------------------------------------
Globix Corp., Sr. Unsec. Notes,
  12.50%, 02/01/10                  24,000,000       19,860,000
---------------------------------------------------------------
                                                     75,077,925
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
CONSTRUCTION (CEMENT & AGGREGATES)-0.40%

Schuff Steel Co., Sr. Unsec. Gtd.
  Sub. Notes, 10.50%, 06/01/08     $14,000,000   $    9,870,000
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.95%

Fleming Companies, Inc.-Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  10.63%, 07/31/07                  27,700,000       23,406,500
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.73%

Cherokee International LCC-Series
  B, Sr. Unsec. Sub. Notes,
  10.50%, 05/01/09                  20,600,000       17,819,000
---------------------------------------------------------------

ENGINEERING & CONSTRUCTION-0.67%

Morrison Knudsen Corp., Sr.
  Notes, 11.00%, 07/01/10
  (Acquired 06/28/00; Cost
  $16,467,566)(c)                   16,590,000       16,548,525
---------------------------------------------------------------

ENTERTAINMENT-0.51%

Callahan Nordrhein Westfalen
  (Denmark), Sr. Yankee Notes,
  14.00%, 07/15/10 (Acquired
  06/29/00; Cost $12,500,000)(c)    12,500,000       12,515,625
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.04%

Madison River Capital, Sr. Notes,
  13.25%, 03/01/10(e)               17,700,000       16,195,500
---------------------------------------------------------------
ONO Finance PLC (United Kingdom),
  Sr. Gtd. Sub. Euro Notes,
  13.00%, 05/01/09                   9,500,000        9,357,500
---------------------------------------------------------------
                                                     25,553,000
---------------------------------------------------------------

FOODS-0.45%

Volume Services America Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.25%,
  03/01/09                          12,000,000       11,040,000
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES-2.94%

MGM Grand, Inc., Sr. Unsec. Gtd.
  Sub. Notes, 9.75%, 06/01/07       12,240,000       12,484,800
---------------------------------------------------------------
Resort at Summerlin LP-Series B,
  Sr. Unsec. Sub. Notes, 13.00%,
  12/15/07                          25,769,000       16,878,695
---------------------------------------------------------------
Venetian Casino Resort LLC, Sec.
  Gtd. Mortgage Notes, 12.25%,
  11/15/04                          42,200,000       42,833,000
---------------------------------------------------------------
                                                     72,196,495
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.68%

King Pharmaceuticals, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.75%,
  02/15/09                          19,300,000       20,072,000
---------------------------------------------------------------
Warner Chilcott, Inc., Sr. Unsec.
  Gtd. Notes, 12.63%, 02/15/08(e)   20,650,000       21,166,250
---------------------------------------------------------------
                                                     41,238,250
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.37%

Triad Hospitals, Inc.-Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  11.00%, 05/15/09                   8,915,000        9,182,450
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-0.48%

DJ Orthopedics, LLC, Sr. Unsec.
  Gtd. Sub. Notes, 12.63%,
  06/15/09                          12,400,000       11,873,000
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
HEALTH CARE (SPECIALIZED SERVICES)-0.15%

Team Health Inc.-Series B, Sr.
  Unsec. Gtd. Sub. Notes, 12.00%,
  03/15/09                         $ 4,335,000   $    3,728,100
---------------------------------------------------------------

HOMEBUILDING-0.27%

Lennar Corp., Sr. Notes, 9.95%,
  05/01/10(e)                        6,775,000        6,673,375
---------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES-1.97%

Falcon Products, Inc.-Series B,
  Sr. Unsec. Gtd. Sub. Notes,
  11.38%, 06/15/09                  12,065,000       11,642,725
---------------------------------------------------------------
O'Sullivan Industries, Inc., Sr.
  Sub. Notes, 13.38%,
  10/15/09(b)(e)                    21,000,000       20,317,500
---------------------------------------------------------------
Winsloew Furniture, Inc.-Series
  B, Sr. Gtd. Sub. Notes, 12.75%,
  08/15/07                          17,870,000       16,529,750
---------------------------------------------------------------
                                                     48,489,975
---------------------------------------------------------------

IRON & STEEL-0.71%

Acme Metals Inc., Sr. Unsec. Gtd.
  Notes, 10.88%, 12/15/07(d)        28,939,000        4,485,545
---------------------------------------------------------------
GS Technologies Operating Co.,
  Inc., Sr. Gtd. Notes, 12.00%,
  09/01/04                          13,285,000        3,387,675
---------------------------------------------------------------
Sheffield Steel Corp.-Series B,
  First Mortgage Notes, 11.50%,
  12/01/05                          13,500,000        9,517,500
---------------------------------------------------------------
                                                     17,390,720
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.92%

Marvel Enterprises, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 12.00%,
  06/15/09                          29,375,000       22,692,188
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.54%

National Equipment
  Services-Series B, Sr. Unsec.
  Sub. Notes, 10.00%, 11/30/04      16,000,000       13,360,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.09%

Anthony Crane Rentals LP-Series
  B, Sr. Unsec. Gtd. Sub. Notes,
  10.38%, 08/01/08                  21,085,000       13,810,675
---------------------------------------------------------------
Glenoit Corp., Sr. Unsec. Gtd.
  Sub. Notes, 11.00%, 04/15/07(d)   24,915,000        3,612,675
---------------------------------------------------------------
Jordan Industries, Inc.-Series D,
  Sr. Unsec. Notes, 10.38%,
  08/01/07                          10,000,000        9,350,000
---------------------------------------------------------------
                                                     26,773,350
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-5.10%

Berry Plastics Corp.,
  Sr. Gtd. Sub. Notes, 12.25%,
    04/15/04                        13,000,000       12,285,000
---------------------------------------------------------------
  Series C, Sr. Gtd. Sub. Notes,
    12.25%, 04/15/04                 4,750,000        4,530,313
---------------------------------------------------------------
Brand Scaffold Services, Inc.,
  Sr. Unsec. Notes, 10.25%,
  02/15/08                          20,800,000       18,408,000
---------------------------------------------------------------
First Wave Marine, Inc., Sr.
  Unsec. Notes, 11.00%, 02/01/08    22,835,000       13,130,125
---------------------------------------------------------------
Flextronics International Ltd.
  (Singapore), Sr. Sub Yankee
  Notes, 9.88%, 07/01/10
  (Acquired 06/26/00; Cost
  $6,151,640)(c)                     6,200,000        6,308,500
---------------------------------------------------------------
Knowles Electronics, Inc., Sr.
  Sub. Notes, 13.13%, 10/15/09(e)   17,000,000       14,705,000
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
MANUFACTURING (SPECIALIZED)-(CONTINUED)

MMI Products, Inc.-Series B, Sr.
  Unsec. Sub. Notes, 11.25%,
  04/15/07                         $17,640,000   $   17,375,400
---------------------------------------------------------------
Neenah Corp.,
  Series B, Sr. Sub. Notes,
    11.13%, 05/01/07                 4,000,000        3,080,000
---------------------------------------------------------------
  Series D, Sr. Sub. Notes,
    11.13%, 05/01/07                15,000,000       11,550,000
---------------------------------------------------------------
Omega Cabinets, Sr. Sub. Notes,
  10.50%, 06/15/07                  16,740,000       15,149,700
---------------------------------------------------------------
Tekni-Plex Inc., Sr. Sub. Notes,
  12.75%, 06/15/10 (Acquired
  06/15/10; Cost $8,580,810)(c)      8,700,000        8,721,750
---------------------------------------------------------------
                                                    125,243,788
---------------------------------------------------------------

METALS MINING-1.71%

Centaur Mining and Exploration
  Ltd. (Australia), Sr. Gtd.
  Yankee Notes, 11.00%, 12/01/07    28,800,000       23,184,000
---------------------------------------------------------------
Doe Run Resources Corp.
  (The)-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 11.25%, 03/15/05      21,000,000        8,505,000
---------------------------------------------------------------
Metal Management, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.00%,
  05/15/08                          20,500,000       10,352,500
---------------------------------------------------------------
                                                     42,041,500
---------------------------------------------------------------

NATURAL GAS-0.50%

Western Gas Resources, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.00%,
  06/15/09                          12,000,000       12,240,000
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.36%

Global Imaging Systems, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 10.75%,
  02/15/07                          10,300,000        8,909,500
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.53%

Pride International, Inc., Sr.
  Unsec. Notes, 10.00%, 06/01/09    12,735,000       13,053,375
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-4.09%

Abraxas Petroleum Corp.,
  Series A, Sr. Gtd. Sub. Notes,
  11.50%, 11/01/04                   8,644,000        6,958,420
---------------------------------------------------------------
  Series B, Sr. Sec. Gtd. Notes,
  12.88%, 03/15/03                  13,000,000       13,422,500
---------------------------------------------------------------
Comstock Resources, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.25%,
  05/01/07                          17,275,000       17,620,500
---------------------------------------------------------------
Frontier Oil Corp., Sr. Unsec.
  Notes, 11.75%, 11/15/09           23,750,000       23,868,750
---------------------------------------------------------------
Pioneer Natural Resources Co.,
  Sr. Unsec. Gtd. Notes, 9.63%,
  04/01/10                          13,000,000       13,520,000
---------------------------------------------------------------
Pogo Producing Co.-Series B, Sr.
  Unsec. Sub. Notes, 10.38%,
  02/15/09                          18,335,000       18,793,375
---------------------------------------------------------------
Queen Sand Resources, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 12.50%,
  07/01/08                          13,145,000        6,441,050
---------------------------------------------------------------
                                                    100,624,595
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
OIL & GAS (REFINING & MARKETING)-0.63%

Texas Petrochemical Corp., Sr.
  Unsec. Sub. Notes, 11.13%,
  07/01/06                         $17,980,000   $   15,372,900
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.78%

Polaroid Corp., Sr. Unsec. Notes,
  11.50%, 02/15/06                  18,370,000       19,265,538
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.82%

Panda Funding Corp., Series A-1,
  Pooled Project Bonds, 11.63%,
  08/20/12                          20,439,125       20,132,538
---------------------------------------------------------------

RAILROADS-1.58%

RailWorks Corp., Sr. Unsec. Gtd.
  Sub. Notes, 11.50%, 04/15/09      16,400,000       15,826,000
---------------------------------------------------------------
TFM S.A. de C.V. (Mexico), Sr.
  Yankee Gtd. Disc. Notes,
  11.75%, 06/15/09(a)               33,150,000       22,956,375
---------------------------------------------------------------
                                                     38,782,375
---------------------------------------------------------------

RESTAURANTS-0.14%

AFC Enterprises, Sr. Unsec. Sub.
  Notes, 10.25%, 05/15/07            3,625,000        3,480,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.54%

CSK Auto Inc.-Series A, Sr. Gtd.
  Sub. Deb, 11.00%, 11/01/06        14,245,000       13,176,625
---------------------------------------------------------------
Neff Corp., Sr. Unsec. Gtd. Sub.
  Notes, 10.25%, 06/01/08           27,650,000       17,281,250
---------------------------------------------------------------
Rent-A-Center, Inc., Sr. Unsec.
  Gtd. Sub. Notes, 11.00%,
  08/15/08                           7,520,000        7,332,000
---------------------------------------------------------------
                                                     37,789,875
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.89%

Big 5 Corp.-Series B, Sr. Unsec.
  Notes, 10.88%, 11/15/07           17,315,000       16,102,950
---------------------------------------------------------------
J. Crew Operating Corp., Sr. Sub.
  Notes, 10.38%, 10/15/07            7,000,000        5,722,500
---------------------------------------------------------------
                                                     21,825,450
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.68%

MDC Corp. Inc. (Canada), Sr.
  Unsec. Sub. Yankee Notes,
  10.50%, 12/01/06                  17,420,000       16,810,300
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.78%

Avis Group Holdings, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.00%,
  05/01/09                          18,400,000       19,274,000
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.58%

MSX International, Inc., Sr.
  Unsec. Gtd. Sub. Notes, 11.38%,
  01/15/08                          14,930,000       14,183,500
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-9.75%

AirGate PCS, Inc., Sr. Disc. Sub.
  Notes, 13.50%, 10/01/09(a)(b)     28,400,000       16,898,000
---------------------------------------------------------------
Alamosa PCS Holdings, Inc., Sr.
  Unsec. Gtd. Disc. Notes,
  12.88%, 02/15/10(a)               25,300,000       13,282,500
---------------------------------------------------------------
Crown Castle International Corp.,
  Sr. Notes, 10.75%, 08/01/11       10,000,000       10,200,000
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-(CONTINUED)

  Sr. Unsec. Disc. Notes, 10.63%,
    11/15/07(a)                    $18,144,000   $   13,562,640
---------------------------------------------------------------
IPCS, Inc., Sr. Disc. Notes,
  14.00%, 07/15/10 (Acquired
  06/30/00; Cost
  $2,998,839)(a)(b)(c)               5,900,000        3,068,000
---------------------------------------------------------------
KMC Telecom Holdings, Inc., Sr.
  Unsec. Notes, 13.50%, 05/15/09    18,000,000       15,930,000
---------------------------------------------------------------
Metrocall, Inc., Sr. Sub. Notes,
  11.88%, 06/15/05                  19,650,000       14,049,750
---------------------------------------------------------------
Nextel Communications, Inc., Sr.
  Notes, 12.00%, 11/01/08           29,040,000       31,363,200
---------------------------------------------------------------
Nextel International, Inc., Sr.
  Unsec. Disc. Notes, 12.13%,
  04/15/08(a)                       37,500,000       24,627,375
---------------------------------------------------------------
Orion Network Systems, Inc., Sr.
  Gtd. Sub. Notes, 11.25%,
  01/15/07                          20,300,000       11,875,500
---------------------------------------------------------------
Powertel, Inc., Sr. Unsec. Disc.
  Notes, 12.00%, 05/01/06(a)        38,000,000       35,429,680
---------------------------------------------------------------
Spectrasite Holdings, Inc.,
  Sr. Disc. Notes, 12.00%,
    07/15/08(a)                     30,300,000       20,149,500
---------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 11.25%,
    04/15/09(a)                     21,230,000       12,419,550
---------------------------------------------------------------
UbiquiTel Operating Co., Sr. Gtd.
  Disc. Notes, 14.00%,
  04/15/10(a)(b)(e)                 28,700,000       16,753,625
---------------------------------------------------------------
                                                    239,609,320
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-8.43%

360 networks Inc. (Canada),
  Sr. Unsec. Yankee Notes,
    12.00%, 08/01/09                17,210,000       16,435,550
---------------------------------------------------------------
  Sr. Yankee Notes, 12.50%,
    12/15/05                         9,065,000        9,336,950
---------------------------------------------------------------
Destia Communications, Inc., Sr.
  Unsec. Notes, 13.50%, 07/15/07    20,200,000       18,079,000
---------------------------------------------------------------
Esprit Telecom Group PLC (United
  Kingdom), Sr. Unsec. Yankee
  Notes, 11.50%, 12/15/07           19,500,000       15,307,500
---------------------------------------------------------------
FirstCom Corp., Sr. Notes,
  14.00%, 10/27/07                  30,990,000       33,856,575
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc., Sr. Sec. Notes, 11.75%,
  08/01/04                          20,000,000       16,100,000
---------------------------------------------------------------
RSL Communications PLC (United
  Kingdom),
  Sr. Unsec. Gtd. Yankee Notes,
    12.88%, 03/01/10 (Acquired
    02/14/00-03/23/00; Cost
    $15,451,800)(c)                 15,740,000       11,726,300
---------------------------------------------------------------
    12.00%, 11/01/08                14,500,000       10,657,500
---------------------------------------------------------------
Versatel Telecom International
  N.V. (Netherlands),
  Sr. Unsec. Yankee Notes,
    13.25%, 05/15/08                12,810,000       13,130,250
---------------------------------------------------------------
  Sr. Yankee Notes, 13.25%,
    05/15/08                        19,100,000       19,577,500
---------------------------------------------------------------
Viatel, Inc.,
  Sr. Sec. Notes, 11.25%,
    04/15/08                        28,250,000       21,328,750
---------------------------------------------------------------
  Sr. Unsec. Notes, 11.50%,
    03/15/09(e)                     28,417,000       21,739,005
---------------------------------------------------------------
                                                    207,274,880
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE
TELEPHONE-10.03%

Alestra S.A. (Mexico),
  Sr. Unsec. Yankee Notes,
    12.13%, 05/15/06(e)            $12,000,000   $   11,160,000
---------------------------------------------------------------
  Sr. Yankee Notes, 12.63%,
    05/15/09(e)                      7,535,000        6,781,500
---------------------------------------------------------------
GT Group Telecom Inc. (Canada),
  Sr. Disc. Yankee Notes, 13.25%,
  02/01/10(a)(b)(e)                 28,900,000       16,039,500
---------------------------------------------------------------
ICG Services, Inc., Sr. Unsec.
  Disc. Notes, 10.00%,
  02/15/08(a)                       79,650,000       44,288,586
---------------------------------------------------------------
IMPSAT Fiber Networks, Inc., Sr.
  Yankee Notes, 13.75%, 02/15/05
  (Acquired 02/11/00; Cost
  $12,000,000)(c)                   12,000,000       10,860,000
---------------------------------------------------------------
Intermedia Communications,
  Inc.-Series B, Sr. Disc. Notes,
  11.25%, 07/15/07(a)               24,720,000       19,652,400
---------------------------------------------------------------
Logix Communications Enterprises,
  Sr. Unsec. Notes, 12.25%,
  06/15/08                          53,750,000       18,946,875
---------------------------------------------------------------
NEXTLINK Communications, Inc.,
  Sr. Disc. Notes, 12.13%,
    12/01/09(a)(e)                  23,500,000       13,747,500
---------------------------------------------------------------
  Sr. Unsec. Disc. Notes, 12.25%,
    06/01/09(a)                     25,855,000       16,159,375
---------------------------------------------------------------
NTL Communications Corp.-Series
  B, Sr. Unsec. Notes, 11.50%,
  10/01/08                          12,320,000       12,381,600
---------------------------------------------------------------
PF.Net Communications Inc., Sr.
  Notes, 13.75%, 05/15/10
  (Acquired 05/05/00; Cost
  $18,200,000)(b)(c)                18,200,000       18,427,500
---------------------------------------------------------------
PTC International Finance II S.A.
  (Luxembourg), Sr. Unsec. Gtd.
  Yankee Sub. Notes, 11.25%,
  12/01/09                          11,400,000       11,628,000
---------------------------------------------------------------
U.S. Xchange LLC, Sr. Unsec.
  Notes, 15.00%, 07/01/08           42,500,000       46,431,250
---------------------------------------------------------------
                                                    246,504,086
---------------------------------------------------------------

TEXTILES (APPAREL)-0.49%

Cabot Safety Corp., Sr. Sub.
  Notes, 12.50%, 07/15/05           11,975,000       12,034,875
---------------------------------------------------------------

TRUCKERS-0.56%

Travelcenters of America, Inc.,
  Sr. Unsec. Gtd. Sub. Notes,
  10.25%, 04/01/07                  13,530,000       13,699,125
---------------------------------------------------------------

TRUCKS & PARTS-1.27%

FleetPride Inc., Sr. Unsec. Gtd.
  Sub. Notes, 12.00%, 08/01/05      10,665,000        7,732,125
---------------------------------------------------------------
North American Van Lines Inc.,
  Sr. Sub. Notes, 13.38%,
  12/01/09(e)                       24,750,000       23,388,750
---------------------------------------------------------------
                                                     31,120,875
---------------------------------------------------------------

WASTE MANAGEMENT-2.12%

Allied Waste North America
  Inc.-Series B, Sr. Unsec. Gtd.
  Sub. Notes, 10.00%, 08/01/09(e)   61,990,000       52,071,600
---------------------------------------------------------------
    Total U.S. Dollar Denominated
      Bonds & Notes (Cost
      $2,562,241,584)                             2,168,998,325
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
STOCKS & OTHER EQUITY INTERESTS-5.09%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.16%

UnitedGlobalCom Inc.-Class A(f)         83,896   $    3,922,138
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-0.08%

Earthwatch Inc.-Series C, $1.20,
  Conv. Pfd. (Acquired 03/14/97;
  Cost $4,824)(c)                      103,236        1,884,057
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.03%

Tenet Healthcare Corp.(f)               26,460          714,420
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.04%

Abraxas Petroleum Corp.(f)             736,227        1,104,340
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.06%

Convergent Communications,
  Inc.(f)                              179,280        1,434,240
---------------------------------------------------------------

SHIPPING-0.03%

Pegasus Shipping Hellas Co.
  (Bermuda)                             15,000          825,000
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-3.11%

AirGate PCS, Inc.(f)                    61,003        3,206,470
---------------------------------------------------------------
Celcaribe S.A., Ordinary Trust
  Ctfs. (Acquired
  05/17/94-01/23/97; Cost
  $0)(c)(f)                          2,276,400        2,845,500
---------------------------------------------------------------
Clearnet Communications
  Inc.-Class A-ADR (Canada)(f)         100,716        2,796,443
---------------------------------------------------------------
Dobson Communications
  Corp.-$122.50 PIK Pfd                 22,097       22,041,757
---------------------------------------------------------------
Microcell Telecommunications
  Inc.-Class B-ADR (Canada)(f)         253,257        9,148,909
---------------------------------------------------------------
Nextel Communications, Inc.-Class
  A(f)                                 104,390        6,387,363
---------------------------------------------------------------
Powertel, Inc.(f)                       45,663        3,239,219
---------------------------------------------------------------
WebLink Wireless, Inc.(f)            1,260,940       16,707,455
---------------------------------------------------------------
World Access, Inc.-Series D,
  Conv. Pfd. (Acquired 03/03/00;
  Cost $16,365,448)(c)(f)               15,511        9,965,818
---------------------------------------------------------------
                                                     76,338,934
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.55%

FirstCom Corp.(f)                      804,650       12,120,041
---------------------------------------------------------------
Primus Telecommunications Group,
  Inc.(f)                               34,902          868,187
---------------------------------------------------------------
RSL Communications, Ltd.-Class A
  (United Kingdom)(f)                  179,444        2,052,391
---------------------------------------------------------------
Versatel Telecom International
  N.V.-ADR (Netherlands)(f)            452,021       19,493,406
---------------------------------------------------------------
Viatel, Inc.(f)                        121,387        3,467,116
---------------------------------------------------------------
                                                     38,001,141
---------------------------------------------------------------

TELEPHONE-0.03%

ICG Communications, Inc.(f)             39,600          873,675
---------------------------------------------------------------
    Total Stocks & Other Equity
      Interests (Cost
      $73,323,866)                                  125,097,945
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
WARRANTS & OTHER INTERESTS-0.35%

BROADCASTING (TELEVISION, RADIO & CABLE)-0.00%

Knology Inc., expiring 10/22/07
  (Acquired 03/12/98-02/01/00;
  Cost $270)(c)                         47,295   $      118,238
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.00%

Sterling Chemicals Holdings,
  expiring 08/15/08                      7,500           65,625
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.00%

Equinix Inc., expiring 12/01/07
  (Acquired 05/30/00; Cost
  $0)(c)(g)                             15,110                0
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-0.02%

Cybernet Internet Services
  International, Inc., expiring
  07/01/09 (Acquired 10/18/99;
  Cost $0)(c)(g)                        23,000          465,901
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.00%

Electronic Retailing Systems
  International, Inc., expiring
  02/01/04                              18,802           19,014
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL COMPANIES-0.00%

Resort At Summerlin LP, expiring
  12/15/07                              21,197                0
---------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES-0.05%

O'Sullivan Industries, Inc.,
  expiring 11/05/09(g)                  42,000          945,067
---------------------------------------------------------------
Winsloew Furniture, Inc.,
  expiring 08/15/07 (Acquired
  12/06/99; Cost $0)(c)(g)              17,870          178,700
---------------------------------------------------------------
                                                      1,123,767
---------------------------------------------------------------

IRON & STEEL-0.00%

Bar Technologies, Inc., expiring
  04/01/01(g)                            6,000                0
---------------------------------------------------------------

METAL FABRICATORS-0.00%

Gulf States Steel, Inc., expiring
  04/15/03(h)                           15,990              160
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.00%

Abraxas Petroleum Corp.-Rts(i)         736,228                0
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.05%

Cellnet Data System, expiring
  10/01/07 (Acquired
  09/24/97-10/15/97; Cost
  $0)(c)(g)                             10,000            2,600
---------------------------------------------------------------
Globalstar Telecom, expiring
  02/15/04 (Acquired 01/05/00;
  Cost $11,790)(c)                          45                0
---------------------------------------------------------------
KMC Telecom Holdings, Inc.,
  expiring 04/15/08                         35              163
---------------------------------------------------------------
Nextel International, Inc.,
  expiring 04/15/07(g)                  39,500        1,194,875
---------------------------------------------------------------
                                                      1,197,638
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.00%

Long Distance International,
  Inc., expiring 04/13/08(g)            25,620                0
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELEPHONE-0.23%

Esat Telecom Group PLC (Ireland),
  expiring 02/01/07 (Acquired
  06/16/97-01/05/00; Cost
  $7,245)(c)                            25,565   $    5,560,644
---------------------------------------------------------------
    Total Warrants & Other
      Interests (Cost $414,303)                       8,550,987
---------------------------------------------------------------
                                    PRINCIPAL
                                     AMOUNT
U.S. TREASURY NOTES-3.94%

  6.63%, 05/31/02                  $34,000,000       34,150,620
---------------------------------------------------------------
  6.75%, 05/15/05                   38,000,000       38,908,580
---------------------------------------------------------------
  6.50%, 02/15/10                   23,000,000       23,790,740
---------------------------------------------------------------
                                                     96,849,940
---------------------------------------------------------------
    Total U.S. Treasury Notes
      (Cost $96,364,844)                             96,849,940
---------------------------------------------------------------
                                                     MARKET
                                     SHARES          VALUE
MONEY MARKET FUNDS-1.72%

STIC Liquid Assets Portfolio(j)     21,067,923   $   21,067,923
---------------------------------------------------------------
STIC Prime Portfolio(j)             21,067,923       21,067,923
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $42,135,846)                             42,135,846
---------------------------------------------------------------

TOTAL INVESTMENTS-99.34% (Cost
  $2,774,480,443)                                 2,441,633,043
---------------------------------------------------------------

OTHER ASSETS LESS
  LIABILITIES-0.66%                                  16,324,930
---------------------------------------------------------------

NET ASSETS-100.00%                               $2,457,957,973
===============================================================

Investment Abbreviations:
ADR   - American Depositary Receipt     PIK    - Payment In Kind
Conv. - Convertible                     Rts.   - Rights
Ctfs. - Certificates                    Sec.   - Secured
Deb.  - Debentures                      Sr.    - Senior
Disc. - Discounted                      Sub.   - Subordinated
Gtd.  - Guaranteed                      Unsec. - Unsecured
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) Discounted bond at purchase. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b) Consists of more than one class of securities traded together as a unit. In addition to the security listed, each unit contains warrants that enable the holder to purchase shares of the issuer at a predetermined price.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 06/30/00 was $160,998,508 which represented 6.55% of the Fund's net assets.
(d) Defaulted security. Currently, the issuer is in default with respect to a portion of interest payments.
(e) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1993, as amended.
(f) Non-income producing security.
(g) Acquired as a part of a unit with or in exchange for other securities.
(h) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 06/30/00 represented 0.00% of the Fund's net assets.
(i) Security fair valued in accordance with the procedures established by the Board of Trustees.
(j) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES


                                                                               JUNE 30, 2000
                                                              JULY 31, 2000     (UNAUDITED)
                                                              --------------   --------------
ASSETS:

Investments, at market value (cost
  $2,686,949,204 and $2,774,480,443,
  respectively)                                               $2,356,457,846   $2,441,633,043
---------------------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                19,441,006       14,666,345
---------------------------------------------------------------------------------------------
  Fund shares sold                                                 2,552,311        3,733,151
---------------------------------------------------------------------------------------------
  Dividends and interest                                          58,427,054       57,648,913
---------------------------------------------------------------------------------------------
Investment for deferred compensation plan                             87,353           84,858
---------------------------------------------------------------------------------------------
Other assets                                                         262,688           14,989
---------------------------------------------------------------------------------------------
    Total assets                                               2,437,228,258    2,517,781,299
---------------------------------------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                                           38,204,370       34,693,114
---------------------------------------------------------------------------------------------
  Fund shares reacquired                                          11,575,972        9,384,520
---------------------------------------------------------------------------------------------
  Dividends                                                       10,792,466       11,874,999
---------------------------------------------------------------------------------------------
  Deferred compensation plan                                          87,353           84,858
---------------------------------------------------------------------------------------------
Accrued advisory fees                                                981,404          993,902
---------------------------------------------------------------------------------------------
Accrued administrative services fees                                  15,047           14,723
---------------------------------------------------------------------------------------------
Accrued distribution fees                                          1,517,739        2,408,880
---------------------------------------------------------------------------------------------
Accrued trustees' fees                                                   439            3,233
---------------------------------------------------------------------------------------------
Accrued transfer agent fees                                          344,285          328,861
---------------------------------------------------------------------------------------------
Accrued operating expenses                                           222,576           36,236
---------------------------------------------------------------------------------------------
    Total liabilities                                             63,741,651       59,823,326
---------------------------------------------------------------------------------------------
Net assets applicable to shares outstanding                   $2,373,486,607   $2,457,957,973
=============================================================================================

NET ASSETS:

Class A                                                       $1,056,453,189   $1,090,533,020
=============================================================================================
Class B                                                       $1,206,736,726   $1,252,962,645
=============================================================================================
Class C                                                       $  110,296,692   $  114,462,308
=============================================================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                                          150,860,590      153,636,597
=============================================================================================
Class B                                                          172,126,117      176,303,478
=============================================================================================
Class C                                                           15,771,552       16,145,681
=============================================================================================
Class A:
  Net asset value and redemption price per share              $         7.00   $         7.10
---------------------------------------------------------------------------------------------
  Offering price per share:
    (Net asset value divided
    by 95.25%)                                                $         7.35   $         7.45
=============================================================================================
Class B:
  Net asset value and offering price per share                $         7.01   $         7.11
=============================================================================================
Class C:
  Net asset value and offering price per share                $         6.99   $         7.09
=============================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                                                                               SIX MONTHS
                                                              SEVEN MONTHS        ENDED
                                                                  ENDED       JUNE 30, 2000      YEAR ENDED
                                                              JULY 31, 2000    (UNAUDITED)    DECEMBER 31, 1999
                                                              -------------   -------------   -----------------
INVESTMENT INCOME:

Interest                                                      $ 180,465,440   $ 155,351,624     $ 375,366,595
---------------------------------------------------------------------------------------------------------------
Dividends                                                                --              --         1,457,300
---------------------------------------------------------------------------------------------------------------
Dividends -- affiliated issuers                                   2,209,329       2,051,763           936,102
---------------------------------------------------------------------------------------------------------------
    Total investment income                                     182,674,769     157,403,387       377,759,997
---------------------------------------------------------------------------------------------------------------

EXPENSES:

Advisory fees                                                     7,537,550       6,556,146        16,396,698
---------------------------------------------------------------------------------------------------------------
Administrative services fee                                         107,029          91,982           177,468
---------------------------------------------------------------------------------------------------------------
Custodian fees                                                       81,232          64,443           235,619
---------------------------------------------------------------------------------------------------------------
Distribution fees -- Class A                                      1,735,976       1,506,774         3,885,854
---------------------------------------------------------------------------------------------------------------
Distribution fees -- Class B                                      7,941,484       6,887,276        17,586,035
---------------------------------------------------------------------------------------------------------------
Distribution fees -- Class C                                        700,789         604,019         1,307,654
---------------------------------------------------------------------------------------------------------------
Transfer agent fees -- Class A                                    1,019,300         869,910         2,097,314
---------------------------------------------------------------------------------------------------------------
Transfer agent fees -- Class B                                    1,249,466       1,074,312         2,604,737
---------------------------------------------------------------------------------------------------------------
Transfer agent fees -- Class C                                      110,253          94,233           193,682
---------------------------------------------------------------------------------------------------------------
Trustees' fees                                                        7,321           6,275            27,921
---------------------------------------------------------------------------------------------------------------
Other                                                               550,567         447,527         1,290,693
---------------------------------------------------------------------------------------------------------------
    Total expenses                                               21,040,967      18,202,897        45,803,675
---------------------------------------------------------------------------------------------------------------
Less: Expenses paid indirectly                                      (45,044)        (37,293)         (175,176)
---------------------------------------------------------------------------------------------------------------
    Net expenses                                                 20,995,923      18,165,604        45,628,499
---------------------------------------------------------------------------------------------------------------
Net investment income                                           161,678,846     139,237,783       332,131,498
---------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES

Net realized gain (loss) from investment securities            (248,282,272)   (212,556,807)     (269,838,431)
---------------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (113,824,748)   (116,180,790)        1,279,047
---------------------------------------------------------------------------------------------------------------
Net gain (loss) on investment securities                       (362,107,020)   (328,737,597)     (268,559,384)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $(200,428,174)  $(189,499,814)    $  63,572,114
===============================================================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                 SIX MONTHS
                                                               SEVEN MONTHS        ENDED             YEAR             YEAR
                                                                  ENDED           JUNE 30,          ENDED            ENDED
                                                                 JULY 31,           2000         DECEMBER 31,     DECEMBER 31,
                                                                   2000         (UNAUDITED)          1999             1998
                                                              --------------   --------------   --------------   --------------

OPERATIONS:

  Net investment income                                       $  161,678,846   $  139,237,783   $ 332,131,498    $  336,256,233
-------------------------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (248,282,272)    (212,556,807)   (269,838,431)     (188,887,632)
-------------------------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                       (113,824,748)    (116,180,790)      1,279,047      (359,473,146)
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
       operations                                               (200,428,174)    (189,499,814)     63,572,114      (212,104,545)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (77,895,270)     (67,278,486)   (159,655,684)     (170,021,135)
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (81,662,712)     (70,584,600)   (165,609,472)     (158,792,161)
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         (7,223,368)      (6,207,027)    (12,356,480)       (6,792,770)
-------------------------------------------------------------------------------------------------------------------------------
Return of capital distributions:
  Class A                                                         (2,891,943)              --      (2,837,931)               --
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                         (3,303,456)              --      (3,209,458)               --
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                           (292,296)              --        (239,296)               --
-------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income:
  Class A                                                                 --       (3,427,039)       (520,904)               --
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                                 --       (3,595,446)       (589,357)               --
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                                 --         (316,174)        (43,823)               --
-------------------------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (141,076,710)    (121,569,405)   (181,118,609)      142,435,247
-------------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (163,296,867)    (133,739,372)   (116,020,002)      448,570,951
-------------------------------------------------------------------------------------------------------------------------------
  Class C                                                         (2,482,351)         135,582      27,659,521       101,384,122
-------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       (680,553,147)    (596,081,781)   (550,969,381)      144,679,709
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          3,054,039,754    3,054,039,754   3,605,009,135     3,460,329,426
-------------------------------------------------------------------------------------------------------------------------------
  End of period                                               $2,373,486,607   $2,457,957,973   $3,054,039,754   $3,605,009,135
===============================================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $3,422,514,855   $3,480,685,283   $3,735,858,478   $4,011,736,919
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed net investment income                             (3,613,421)     (12,271,700)       (100,711)        5,490,138
-------------------------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (714,923,469)    (677,608,210)   (465,051,403)     (194,272,265)
-------------------------------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (330,491,358)    (332,847,400)   (216,666,610)     (217,945,657)
-------------------------------------------------------------------------------------------------------------------------------
                                                              $2,373,486,607   $2,457,957,973   $3,054,039,754   $3,605,009,135
===============================================================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 1, 2000 the Fund was organized as a series portfolio of AIM Funds Group. At a meeting held on February 3, 2000, the Board of Trustees of AIM Funds Group approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on May 31, 2000. Pursuant to the Reorganization, the Fund's fiscal year-end was changed from December 31 to July 31. This report includes financial information for the period ended July 31, 2000 (seven months), the six months ended June 30, 2000 and the year ended December 31, 1999. Financial information for the six months ended June 30, 2000 is unaudited. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income. The Fund will also consider the possibility of capital growth when it purchases and sells securities. Debt securities of less than investment grade are considered "high-risk" securities (commonly referred to as junk bonds). These bonds may involve special risks in addition to the risks associated with higher rated debt securities. High yield bonds may be more susceptible to real or perceived adverse economic conditions than higher grade bonds. Also, the secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
     A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On July 31, 2000, undistributed net investment income was increased by $8,077,489, undistributed net realized gains decreased by $1,589,794 and paid-in capital was decreased by $6,487,695 a result of differing book/tax treatment of market discount and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
 C. Distributions -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The

   Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
     The Fund has a capital loss carryforward of $713,198,778 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2008.
E. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.
F. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.625% on the first $200 million of the Fund's average daily net assets, plus 0.55% on the next $300 million of the Fund's average daily net assets, plus 0.50% on the next $500 million of the Fund's average daily net assets, plus 0.45% on the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, AIM was paid $107,029, $91,982 and $177,468, respectively, for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, AFS was paid $1,463,943, $1,272,274 and $2,941,102, respectively, for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the seven-month period ended July 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $1,735,976, $7,941,484 and $700,789, respectively, as compensation under the Plans. For the six months ended June 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $1,506,774, $6,887,276 and $604,019, respectively, as compensation under the Plans. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $3,885,854, $17,586,035 and $1,307,654, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $265,022, $234,338 and $800,330 from sales of the Class A shares of the Fund during the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, respectively. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, AIM Distributors received $136,582, $127,185 and $423,986, respectively, in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors. During the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, the Fund paid legal fees of $4,817, $3,776 and $9,734, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trust's trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $18,336, $15,037 and $39,420, respectively, and reductions in custodian fees of $26,708, $22,256 and $135,756, respectively, under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $45,044, $37,293 and $175,176 for the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the seven months ended July 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.
NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the seven-month period ended July 31, 2000 was $586,121,511 and $829,386,205, respectively, and during the six months ended June 30, 2000 was $495,609,987 and $692,814,640, respectively. The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, is as follows:

                                                  JUNE 30,
                                  JULY 31,          2000
                                    2000         (UNAUDITED)
                                -------------   -------------
Aggregate unrealized
  appreciation of investment
  securities                    $ 109,030,572   $ 103,969,470
-------------------------------------------------------------
Aggregate unrealized
  (depreciation) of investment
  securities                     (441,246,620)   (440,300,434)
-------------------------------------------------------------
Net unrealized appreciation
  (depreciation) of investment
  securities                    $(332,216,048)  $(336,330,964)
=============================================================
Cost of investments for tax purposes for the seven months
  ended July 31, 2000 and the six months ended June 30, 2000 are $2,688,673,894 and $2,777,964,007, respectively.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the seven-month period ended July 31, 2000, the six months ended June 30, 2000 and the years ended December 31, 1999 and 1998 were as follows:

                                                             JUNE 30, 2000
                               JULY 31, 2000                  (UNAUDITED)                  DECEMBER 31, 1999
                        ---------------------------   ---------------------------   -------------------------------
                          SHARES         AMOUNT         SHARES         AMOUNT          SHARES           AMOUNT
                        -----------   -------------   -----------   -------------   -------------   ---------------
Sold:
  Class A                29,346,531   $ 221,060,411    27,824,466   $ 210,254,406      87,500,179   $   744,553,292
-------------------------------------------------------------------------------------------------------------------
  Class B                18,742,023     140,014,267    17,869,910     128,818,625      46,805,949       400,392,138
-------------------------------------------------------------------------------------------------------------------
  Class C                 6,229,247      47,023,748     5,725,634      42,218,363      10,550,688        89,612,238
-------------------------------------------------------------------------------------------------------------------
Issued as reinvestment
  of dividends:
  Class A                 6,800,148      50,644,208     5,938,164      44,606,398      12,419,332       104,772,227
-------------------------------------------------------------------------------------------------------------------
  Class B                 5,317,053      39,676,757     3,922,082      34,822,144      10,055,937        84,833,641
-------------------------------------------------------------------------------------------------------------------
  Class C                   623,821       4,641,763       366,455       4,059,693         975,391         8,192,752
-------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A               (54,468,978)   (412,781,329)  (49,308,922)   (376,430,209)   (121,294,314)   (1,030,444,128)
-------------------------------------------------------------------------------------------------------------------
  Class B               (45,276,418)   (342,987,891)  (38,831,973)   (297,380,141)    (71,318,813)     (601,245,781)
-------------------------------------------------------------------------------------------------------------------
  Class C                (7,191,956)    (54,147,862)   (6,056,848)    (46,142,474)     (8,365,761)      (70,145,469)
-------------------------------------------------------------------------------------------------------------------
                        (39,878,529)  $(306,855,928)  (32,551,032)  $(255,173,195)    (32,671,412)  $  (269,479,090)
===================================================================================================================


                              DECEMBER 31, 1998
                        ------------------------------
                           SHARES          AMOUNT
                        ------------   ---------------
Sold:
  Class A                113,312,954   $ 1,099,027,598
------------------------------------------------------
  Class B                 81,983,594       793,346,240
------------------------------------------------------
  Class C                 31,084,188       309,774,327
------------------------------------------------------
Issued as reinvestment
  of dividends:
  Class A                 11,706,241       112,173,341
------------------------------------------------------
  Class B                  8,418,057        80,427,189
------------------------------------------------------
  Class C                    480,845         4,500,556
------------------------------------------------------
Reacquired:
  Class A               (110,296,515)   (1,068,765,692)
------------------------------------------------------
  Class B                (44,848,230)     (425,202,478)
------------------------------------------------------
  Class C                (21,196,339)     (212,890,761)
------------------------------------------------------
                          70,644,795   $   692,390,320
======================================================

NOTE 8-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                           CLASS A
                             ----------------------------------------------------------------------------------------------------
                                                     SIX MONTHS
                                SEVEN MONTHS           ENDED                           YEAR ENDED DECEMBER 31,
                                   ENDED           JUNE 30, 2000     ------------------------------------------------------------
                               JULY 31, 2000        (UNAUDITED)         1999         1998         1997         1996        1995
                             ------------------   ----------------   ----------   ----------   ----------   ----------   --------
Net asset value, beginning
  of period                      $     8.07          $     8.07      $     8.77   $    10.16   $     9.88   $     9.43   $   8.93
---------------------------      ----------          ----------      ----------   ----------   ----------   ----------   --------
Income from investment
  operations:
  Net investment income                0.47                0.40            0.85         0.92         0.90         0.92       0.93
---------------------------      ----------          ----------      ----------   ----------   ----------   ----------   --------
  Net gains (losses) on
    securities (both
    realized and
    unrealized)                       (1.03)              (0.93)          (0.66)       (1.40)        0.28         0.46       0.52
---------------------------      ----------          ----------      ----------   ----------   ----------   ----------   --------
    Total from investment
      operations                      (0.56)              (0.53)           0.19        (0.48)        1.18         1.38       1.45
---------------------------      ----------          ----------      ----------   ----------   ----------   ----------   --------
Less distributions:
  Dividends from net
    investment income                 (0.49)              (0.44)          (0.87)       (0.91)       (0.90)       (0.93)     (0.95)
---------------------------      ----------          ----------      ----------   ----------   ----------   ----------   --------
  Return of capital                   (0.02)                 --           (0.02)          --           --           --         --
---------------------------      ----------          ----------      ----------   ----------   ----------   ----------   --------
    Total distributions               (0.51)              (0.44)          (0.89)       (0.91)       (0.90)       (0.93)     (0.95)
---------------------------      ----------          ----------      ----------   ----------   ----------   ----------   --------
Net asset value, end of
  period                         $     7.00          $     7.10      $     8.07   $     8.77   $    10.16   $     9.88   $   9.43
===========================      ==========          ==========      ==========   ==========   ==========   ==========   ========
Total return(a)                       (7.12)%             (6.56)%          2.21%       (5.10)%      12.52%       15.44%     16.86%
===========================      ==========          ==========      ==========   ==========   ==========   ==========   ========
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $1,056,453          $1,090,533      $1,364,502   $1,670,863   $1,786,352   $1,272,974   $886,106
===========================      ==========          ==========      ==========   ==========   ==========   ==========   ========
Ratio of expenses to
  average net assets                   0.93%(b)            0.93%(b)        0.92%        0.85%        0.90%        0.97%      0.96%
===========================      ==========          ==========      ==========   ==========   ==========   ==========   ========
Ratio of net investment
  income to average net
  assets                              10.79%(b)           10.72%(b)       10.06%        9.45%        9.08%        9.67%      9.95%
===========================      ==========          ==========      ==========   ==========   ==========   ==========   ========
Portfolio turnover rate                  23%                 19%             79%          76%          80%          77%        61%
===========================      ==========          ==========      ==========   ==========   ==========   ==========   ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $1,193,177,640 and $1,212,042,030 for July 31, 2000 and June 30, 2000, respectively.

                                                                           CLASS B
                             ----------------------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                             SEVEN MONTHS ENDED       JUNE 30,                         YEAR ENDED DECEMBER 31,
                                  JULY 31,              2000         ------------------------------------------------------------
                                    2000            (UNAUDITED)         1999         1998         1997         1996        1995
                             ------------------   ----------------   ----------   ----------   ----------   ----------   --------
Net asset value, beginning
  of period                      $     8.07          $     8.07      $     8.76   $    10.16   $     9.88   $     9.42   $   8.92
---------------------------      ----------          ----------      ----------   ----------   ----------   ----------   --------
Income from investment
  operations:
  Net investment income                0.44                0.38            0.79         0.84         0.83         0.85       0.85
---------------------------      ----------          ----------      ----------   ----------   ----------   ----------   --------
  Net gains (losses) on
    securities (both
    realized and
    unrealized)                       (1.03)              (0.93)          (0.66)       (1.40)        0.28         0.47       0.52
---------------------------      ----------          ----------      ----------   ----------   ----------   ----------   --------
    Total from investment
      operations                      (0.59)              (0.55)           0.13        (0.56)        1.11         1.32       1.37
---------------------------      ----------          ----------      ----------   ----------   ----------   ----------   --------
Less distributions:
  Dividends from net
    investment income                 (0.45)              (0.41)          (0.80)       (0.84)       (0.83)       (0.86)     (0.87)
---------------------------      ----------          ----------      ----------   ----------   ----------   ----------   --------
  Return of capital                   (0.02)                 --           (0.02)          --           --           --         --
---------------------------      ----------          ----------      ----------   ----------   ----------   ----------   --------
    Total distributions               (0.47)              (0.41)          (0.82)       (0.84)       (0.83)       (0.86)     (0.87)
---------------------------      ----------          ----------      ----------   ----------   ----------   ----------   --------
Net asset value, end of
  period                         $     7.01          $     7.11      $     8.07   $     8.76   $    10.16   $     9.88   $   9.42
===========================      ==========          ==========      ==========   ==========   ==========   ==========   ========
Total return(a)                       (7.49)%             (6.99)%          1.46%       (5.90)%      11.71%       14.68%     15.91%
===========================      ==========          ==========      ==========   ==========   ==========   ==========   ========
Ratios/supplemental data:
Net assets, end of period
  (000s omitted)                 $1,206,737          $1,252,963      $1,559,864   $1,820,899   $1,647,801   $1,068,060   $557,926
===========================      ==========          ==========      ==========   ==========   ==========   ==========   ========
Ratio of expenses to
  average net assets                   1.69%(b)            1.69%(b)        1.68%        1.61%        1.65%        1.68%      1.73%
===========================      ==========          ==========      ==========   ==========   ==========   ==========   ========
Ratio of net investment
  income to average net
  assets                              10.03%(b)            9.96%(b)        9.30%        8.69%        8.33%        8.95%      9.18%
===========================      ==========          ==========      ==========   ==========   ==========   ==========   ========
Portfolio turnover rate                  23%                 19%             79%          76%          80%          77%        61%
===========================      ==========          ==========      ==========   ==========   ==========   ==========   ========

(a) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average net assets of $1,364,593,065 and $1,385,023,658 for July 31, 2000 and June 30, 2000, respectively.

                                                                                     CLASS C
                                                 --------------------------------------------------------------------------------
                                                                                                                   AUGUST 4, 1997
                                                                       SIX MONTHS ENDED         YEAR ENDED          (DATE SALES
                                                 SEVEN MONTHS ENDED        JUNE 30,            DECEMBER 31,          COMMENCED)
                                                      JULY 31,               2000          --------------------          TO
                                                        2000             (UNAUDITED)         1999      1998(a)          1997
                                                 ------------------    ----------------    --------    --------    --------------
Net asset value, beginning of period                  $   8.05             $   8.05        $   8.74    $  10.14       $ 10.04
-----------------------------------------------       --------             --------        --------    --------       -------
Income from investment operations:
  Net investment income                                   0.44                 0.38            0.78        0.82          0.35
-----------------------------------------------       --------             --------        --------    --------       -------
  Net gains (losses) on securities (both
    realized and unrealized)                             (1.03)               (0.93)          (0.65)      (1.38)         0.10
-----------------------------------------------       --------             --------        --------    --------       -------
    Total from investment operations                     (0.59)               (0.55)           0.13       (0.56)         0.45
-----------------------------------------------       --------             --------        --------    --------       -------
Less distributions:
  Dividends from net investment income                   (0.45)               (0.41)          (0.80)      (0.84)        (0.35)
-----------------------------------------------       --------             --------        --------    --------       -------
  Return of capital                                      (0.02)                  --           (0.02)         --            --
-----------------------------------------------       --------             --------        --------    --------       -------
    Total distributions                                  (0.47)               (0.41)          (0.82)      (0.84)        (0.35)
-----------------------------------------------       --------             --------        --------    --------       -------
Net asset value, end of period                        $   6.99             $   7.09        $   8.05    $   8.74       $ 10.14
===============================================       ========             ========        ========    ========       =======
Total return(b)                                          (7.51)%              (7.01)%          1.46%      (5.92)%        4.49%
===============================================       ========             ========        ========    ========       =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $110,297             $114,462        $129,675    $113,246       $26,177
===============================================       ========             ========        ========    ========       =======
Ratio of expenses to average net assets                   1.69%(c)             1.69%(c)        1.68%       1.61%         1.68%(d)
===============================================       ========             ========        ========    ========       =======
Ratio of net investment income to average net
  assets                                                 10.03%(c)             9.96%(c)        9.30%       8.69%         8.30%(d)
===============================================       ========             ========        ========    ========       =======
Portfolio turnover rate                                     23%                  19%             79%         76%           80%
===============================================       ========             ========        ========    ========       =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $120,417,254 and $121,467,555 for July 31, 2000 and June 30, 2000, respectively.
(d) Annualized.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of AIM High Yield Fund:

We have audited the accompanying statement of assets and liabilities of AIM High Yield Fund (a portfolio of AIM Investment Securities Funds), including the schedule of investments, as of July 31, 2000, the related statement of operations for the seven months ended July 31, 2000 and the year ended December 31, 1999, the statements of changes in net assets for the seven months ended July 31, 2000 and the two-years ended December 31, 1999, and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the five-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Yield Fund as of July 31, 2000, the results of its operations for seven months ended July 31, 2000 and the year ended December 31, 1999, the changes in its net assets for the seven months ended July 31, 2000 and the two-years ended December 31, 1999, and the financial highlights for the seven months ended July 31, 2000 and for each of the years in the five-year period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

September 1, 2000
Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM High Yield Fund, a portfolio of AIM Funds Group, a Delaware business trust (the "Trust"), reorganized as AIM High Yield Fund a new series portfolio of AIM Investment Securities Fund, was held on May 3, 2000. The meeting was held for the following purposes:

(1) To elect Trustees as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2) Adjournment of approval of an Agreement and Plan of Reorganization which provided for the reorganization of the Fund into a new series portfolio of AIM Investment Securities Funds having the same investment objective and policies.

(3) To approve a new Master Investment Advisory Agreement for AIM High Yield Fund (the "Fund").

(4) To approve changing the fundamental investment restrictions of the Fund.

(5) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the proxy solicitation on the above matters were as follows:

        TRUSTEES/MATTER                                                 VOTES FOR                  WITHHELD
        ---------------                                               -------------               -----------
(1)     Charles T. Bauer............................................  1,514,464,534               46,493,668
        Bruce L. Crockett...........................................  1,516,486,806               44,471,396
        Owen Daly II................................................  1,515,115,325               45,842,877
        Edward K. Dunn, Jr. ........................................  1,516,300,879               44,657,323
        Jack M. Fields..............................................  1,516,328,985               44,629,217
        Carl Frischling.............................................  1,515,733,560               45,224,642
        Robert H. Graham............................................  1,516,470,809               44,487,393
        Prema Mathai-Davis..........................................  1,515,583,756               45,374,446
        Lewis F. Pennock............................................  1,516,458,889               44,499,313
        Louis S. Sklar..............................................  1,516,220,167               44,738,035

                                                                                        VOTES      WITHHELD/
                                                                        VOTES FOR      AGAINST    ABSTENTIONS
                                                                      -------------   ---------   -----------
(2)     Adjournment of approval of an Agreement and Plan of
        Reorganization which provided for the reorganization of the
        Fund into a new series portfolio of AIM Investment
        Securities Funds having the same investment objective and
        policies....................................................    161,386,111   2,915,926   56,265,329*
(3)     Approval of a new Investment Advisory Agreement.............    160,906,716   3,204,384   56,456,266*
(4)(a)  Change to Fundamental Restriction on Issuer
        Diversification.............................................    157,798,381   4,493,425   58,275,560*
(4)(b)  Change to Fundamental Restriction on Borrowing Money and
        Issuing Senior Securities...................................    157,060,859   5,462,249   58,044,258*
(4)(c)  Change to or Addition of Fundamental Restriction on
        Underwriting Securities.....................................    157,762,758   4,704,674   58,099,934*
(4)(d)  Change to or Addition of Fundamental Restriction on Industry
        Concentration...............................................    157,884,901   4,494,355   58,188,110*
(4)(e)  Change to Fundamental Restriction on Purchasing or Selling
        Real Estate.................................................    157,083,892   5,312,451   58,171,023*
(4)(f)  Change to Fundamental Restriction on Purchasing or Selling
        Commodities and Elimination of Fundamental Restriction on
        Puts and Calls..............................................    156,210,776   5,953,192   58,403,398*
(4)(g)  Change to Fundamental Restriction on Making Loans...........    156,489,379   5,762,771   58,315,216*
(4)(h)  A new Fundamental Investment Restriction on Investing all of
        the Fund's assets in an Open-End Fund.......................    156,939,325   5,305,562   58,322,479*
(4)(i)  Elimination of Fundamental Restriction on Margin
        Transactions................................................    154,786,167   7,225,398   58,555,801*
(4)(j)  Elimination of Fundamental Restriction on Short Sales of
        Securities..................................................    155,462,564   6,585,345   58,519,457*
(5)     Ratification of the selection of KPMG LLP as Independent
        Accountants of the Fund.....................................    209,868,895   1,735,780    8,962,691

    The Special Meeting of Shareholders of the Trust was reconvened on May 31, 2000. The following matters were then considered:

                                                                                        VOTES      WITHHELD/
        MATTER                                                          VOTES FOR      AGAINST    ABSTENTIONS
        ------                                                        -------------   ---------   -----------
(2)     Approval of an Agreement and Plan of Reorganization which
        provides for the reorganization of the Fund into a new
        series portfolio of AIM Investment Securities Funds having
        the same investment objective and policies..................    198,873,189   3,980,439   36,064,485*

---------------

* Includes Broker Non-Votes

BOARD OF TRUSTEES                                OFFICERS                             OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                     11 Greenway Plaza
Director and Chairman                            Chairman                             Suite 100
A I M Management Group Inc.                                                           Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                            INVESTMENT ADVISOR
Director
ACE Limited;                                     Carol F. Relihan                     A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Secretary  11 Greenway Plaza
Chief Executive Officer                                                               Suite 100
COMSAT Corporation                               Gary T. Crum                         Houston, TX 77046
                                                 Senior Vice President
Owen Daly II                                                                          TRANSFER AGENT
Formerly, Director                               Dana R. Sutton
Cortland Trust Inc.                              Vice President and Treasurer         A I M Fund Services, Inc.
                                                                                      P.O. Box 4739
Edward K. Dunn Jr.                               Melville B. Cox                      Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Vice President
Formerly Vice Chairman, President                                                     CUSTODIAN
and Chief Operating Officer,                     Karen Dunn Kelley
Mercantile-Safe Deposit & Trust Co.; and         Vice President                       State Street Bank and Trust Company
President, Mercantile Bankshares                                                      225 Franklin Street
                                                 Mary J. Benson                       Boston, MA 02110
Jack Fields                                      Assistant Vice President and
Chief Executive Officer                          Assistant Treasurer                  COUNSEL TO THE FUND
Texana Global, Inc. and
Twenty First Century Group, Inc.;                Sheri Morris                         Ballard Spahr
Formerly Member                                  Assistant Vice President and         Andrews & Ingersoll, LLP
of the U.S. House of Representatives             Assistant Treasurer                  1735 Market Street
                                                                                      Philadelphia, PA 19103
Carl Frischling                                  Renee A. Friedli
Partner                                          Assistant Secretary                  COUNSEL TO THE TRUSTEES
Kramer, Levin, Naftalis & Frankel LLP
                                                 P. Michelle Grace                    Kramer, Levin, Naftalis & Frankel LLP
Robert H. Graham                                 Assistant Secretary                  919 Third Avenue
Director, President and Chief Executive Officer                                       New York, NY 10022
A I M Management Group Inc.                      Nancy L. Martin
                                                 Assistant Secretary                  DISTRIBUTOR
Prema Mathai-Davis
Formerly, Chief Executive Officer,               Ofelia M. Mayo                       A I M Distributors, Inc.
YWCA of the U.S.A.                               Assistant Secretary                  11 Greenway Plaza
                                                                                      Suite 100
Lewis F. Pennock                                 Lisa A. Moss                         Houston, TX 77046
Attorney                                         Assistant Secretary
                                                                                      AUDITORS
Louis S. Sklar                                   Kathleen J. Pflueger
Executive Vice President,                        Assistant Secretary                  KPMG LLP
Development and Operations,                                                           700 Louisiana
Hines Interests                                                                       Houston, TX 77002
Limited Partnership


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2000, 0% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 0.20% was derived from U.S. Treasury
Obligations.

                THE AIM FAMILY OF FUNDS--Registered Trademark--


                         EQUITY FUNDS
     DOMESTIC EQUITY FUNDS                     INTERNATIONAL/GLOBAL EQUITY FUNDS     A I M Management Group Inc. has provided
                                                                                     leadership in the mutual fund industry
      MORE AGGRESSIVE                               MORE AGGRESSIVE                  since 1976 and managed approximately
                                                                                     $176 billion in assets for more
AIM Small Cap Opportunities(1)              AIM Latin American Growth                than 8 million shareholders, including
AIM Mid Cap Opportunities(2)                AIM Developing Markets                   individual investors, corporate clients and
AIM Large Cap Opportunities(6)              AIM European Small Company               financial institutions, as of June 30, 2000.
AIM Emerging Growth                         AIM Asian Growth                             The AIM Family of Funds--Registered
AIM Small Cap Growth(3)                     AIM Japan Growth                         Trademark-- is distributed nationwide,
AIM Aggressive Growth                       AIM International Emerging Growth        and AIM today is the eighth-largest
AIM Mid Cap Growth                          AIM European Development                 mutual fund complex in the United States
AIM Small Cap Equity                        AIM Euroland Growth                      in assets under management, according to
AIM Capital Development                     AIM Global Aggressive Growth             Strategic Insight, an independent mutual
AIM Constellation(4)                        AIM International Equity                 fund monitor.
AIM Dent Demographic Trends                 AIM Advisor International Value              AIM is a subsidiary of AMVESCAP PLC,
AIM Select Growth                           AIM Global Trends                        one of the world's largest independent
AIM Large Cap Growth                        AIM Global Growth                        financial services companies with $389
AIM Weingarten                                                                       billion in assets under management as of
AIM Mid Cap Equity                                  MORE CONSERVATIVE                June 30, 2000.
AIM Value II
AIM Charter                                        SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                       MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value                   AIM New Technology
AIM Balanced                                AIM Global Telecommunications and Technology
AIM Advisor Flex                            AIM Global Resources
                                            AIM Global Financial Services
      MORE CONSERVATIVE                     AIM Global Health Care
                                            AIM Global Consumer Products and Services
                                            AIM Global Infrastructure
                                            AIM Advisor Real Estate
                                            AIM Global Utilities

                                                    MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                      TAX-FREE FIXED-INCOME FUNDS

      MORE AGGRESSIVE                                MORE AGGRESSIVE

AIM Strategic Income                        AIM High Income Municipal
AIM High Yield II                           AIM Tax-Exempt Bond of Connecticut
AIM High Yield                              AIM Municipal Bond
AIM Income                                  AIM Tax-Free Intermediate
AIM Global Income                           AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                         MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE


The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (4) AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations Dec. 1, 1999.
(5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering. (6) AIM Large Cap Opportunities Fund will close to new investors Sept. 29, 2000, or when the fund reaches a total net asset value of $750 million, whichever occurs first.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Oct. 20, 2000, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--


                                                         INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                HYI-AR-1